                          MLIG VARIABLE INSURANCE TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2007

                  ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
                     ROSZEL/DAVIS LARGE CAP VALUE PORTFOLIO
                    ROSZEL/BLACKROCK RELATIVE VALUE PORTFOLIO
                     ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
                  ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
                ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
                 ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
                  ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
                    ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
                ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
           ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO
                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
                     ROSZEL/CADENCE MID CAP GROWTH PORTFOLIO
                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
                      ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
                  ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
                 ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
                   ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
                         ROSZEL/DELAWARE TREND PORTFOLIO
               ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO
                      ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
                 ROSZEL/JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
               ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
                     ROSZEL/BLACKROCK FIXED-INCOME PORTFOLIO
                   ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

This statement of additional information ("SAI") supplements information contained in the current prospectuses of MLIG Variable Insurance Trust (the "Trust") dated May 1, 2007 (each, a "Prospectus" and collectively the "Prospectuses") and should be read in conjunction with the Prospectuses and any supplements thereto. This SAI, although not a prospectus, is incorporated in its entirety into the Prospectuses by reference. Terms defined in the Prospectuses have the same meaning in this SAI.

The Trust's Annual Report and financial statements for the fiscal period ended December 31, 2006, and the independent accountants' reports thereon, are incorporated herein by reference. The Annual Report may be obtained without charge by calling the Trust at the telephone number listed below.

To obtain a free copy of the Prospectuses or another SAI, please send a written request to: MLIG Service Center, P.O. Box 44222, Jacksonville, Florida 32231-4222; or call 1-800-535-5549.

                                TABLE OF CONTENTS

INTRODUCTION ..............................................................    1
INVESTMENT RESTRICTIONS ...................................................    1
   Fundamental Restrictions ...............................................    1
   Non-Fundamental Restrictions ...........................................    2
   Non-Fundamental Tax Restrictions .......................................    3
CHANGE OF PRIMARY INVESTMENT STRATEGY .....................................    4
INVESTMENT STRATEGIES AND RISKS ...........................................    4
   Money Market Instruments ...............................................    4
   Temporary Defensive Positions ..........................................    4
   Bank Obligations .......................................................    5
   Repurchase and Reverse Repurchase Agreements ...........................    5
   Debt Instruments Generally .............................................    6
   Mortgaged-Backed and Asset-Backed Securities ...........................    9
   Restricted Securities and Illiquid Investments .........................   12
   "When-Issued" and Delayed-Delivery Securities ..........................   13
   Warrants ...............................................................   13
   Smaller Capitalization Companies .......................................   14
   Foreign Investments ....................................................   14
   Lending Portfolio Securities ...........................................   19
   Securities of Other Investment Companies ...............................   19
   Purchasing Put and Call Options on Securities ..........................   20
   Covered Option Writing .................................................   20
   Securities Index Options ...............................................   22
   Over-the-Counter ("OTC") Options .......................................   23
   Futures and Related Options ............................................   23
   Options on Foreign Currencies ..........................................   25
   Swap Transactions, Options on Swap Transactions, and
   Interest Rate Caps, Floors and Collars .................................   25
   Short Sales ............................................................   27
   WEBs and Other Index-related Securities ................................   27
TRUST MANAGEMENT ..........................................................   28
   Trustees and Officers ..................................................   28
   Trustees' Equity Ownership .............................................   31
   Trustee Interest in Affiliated Persons .................................   32
   Trust Compensation .....................................................   32
   Proxy Voting Policies and Procedures ...................................   32
CONTROL PERSONS ...........................................................   33
INVESTMENT ADVISORY AND OTHER SERVICES ....................................   35
   General Information ....................................................   35
   Expenses ...............................................................   35
   Management Fees ........................................................   36
   Sub-Advisers ...........................................................   40
   Sub-Advisory Agreements ................................................   43
   Sub-Advisory Fees ......................................................   45
   Additional Information About Roszel Advisors ...........................   47
   Administrator ..........................................................   48
PORTFOLIO MANAGEMENT TEAMS ................................................   48
   General Disclosure .....................................................   48
DISCLOSURE OF PORTFOLIO HOLDINGS ..........................................   73
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION ...........................   74

DETERMINATION OF NET ASSET VALUE ..........................................   80
DISTRIBUTION AND REDEMPTION OF SHARES .....................................   82
   Distribution of Shares .................................................   82
   Redemption of Shares ...................................................   82
TAX MATTERS ...............................................................   82
   Portfolio Taxation .....................................................   82
CAPITALIZATION ............................................................   85
   Voting Rights ..........................................................   86
CODES OF ETHICS ...........................................................   87
PORTFOLIO PERFORMANCE .....................................................   88
OTHER SERVICES ............................................................   89
   Transfer Agent .........................................................   89
   Custodian ..............................................................   89
   Independent Registered Public Accounting Firm ..........................   89
   Legal Counsel ..........................................................   89
   Additional Information .................................................   89
FINANCIAL STATEMENTS ......................................................   90
APPENDIX 1 -- DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS ............   91
APPENDIX 2 -- SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES ......   94

                                  INTRODUCTION

MLIG Variable Insurance Trust (the "Trust") is a statutory trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust is comprised of twenty-five separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each Portfolio representing fractional undivided interests in the Portfolio. An investor, by investing in a Portfolio, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Portfolio. Likewise, an investor shares pro-rata in any losses of the Portfolio.

Pursuant to a management agreement and subject to the authority of the Trust's board of trustees ("Board"), Roszel Advisors, LLC ("Roszel Advisors") serves as the Trust's investment manager and conducts the business and affairs of the Trust. Roszel Advisors has engaged at least one Sub-Adviser for each Portfolio to act as that Portfolio's investment adviser to provide day-to-day portfolio management.

The Trust currently offers each series of its shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity or variable life contracts (the "variable contracts") issued by MLLIC or MLLICNY through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust (the "contract"), describes the separate account and the variable contracts issued through it.

Terms appearing in this SAI that are defined in the Prospectuses have the same meaning herein as they do in the Prospectuses.

                             INVESTMENT RESTRICTIONS

The investment objective(s) and principal investment strategies of each Portfolio are set forth in the Prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Portfolio followed by the principal non-fundamental restrictions and policies applicable to each Portfolio.

FUNDAMENTAL RESTRICTIONS

Each Portfolio has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Portfolio's outstanding voting securities. Under the 1940 Act, and as used in the Prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of: (1) the holders of 67% or more of the outstanding votes attributable to shares of a Portfolio present at a meeting, if the holders of more than 50% of such votes are present in person or by proxy, or
(2) the holders of more than 50% of the outstanding votes attributable to shares of the Portfolio.

Each Portfolio may not:

     1. Issue senior securities to the extent such issuance would violate applicable law.

     2. Borrow money, except (a) the Portfolio may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financings.

     3. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any or its agencies or instrumentalities).

     4. Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of cash or securities as permitted by applicable law.

     5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

     6. Purchase or sell real estate, except that a Portfolio may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts) (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) invest in real estate limited partnerships.

     7. Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     8. With respect to 75% of a Portfolio's total assets, purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

     (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or

     (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

NON-FUNDAMENTAL RESTRICTIONS

The following restrictions are designated as non-fundamental and may be changed by the Board without the approval of shareholders.

     Each Portfolio may not:

     1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

     2. Purchase any securities on margin (except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     3. Purchase securities while outstanding borrowings exceed 5% of a Portfolio's total assets.

     4. Sell securities short or maintain a short position except for short sales against the box. This policy does not apply to the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio.

     5. Invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities. This policy does not apply to Portfolios with the words Global or International in their name.

     6. Acquire any security that is not readily marketable if more than 15% of the net assets of the Portfolio taken at market value, would be invested in such securities.

     7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.

If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

NON-FUNDAMENTAL TAX RESTRICTIONS

Each Portfolio must:

     1. Maintain its assets so that, at the close of each quarter of its taxable year,

          (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Portfolio's total assets and 10 percent of the outstanding voting securities of such issuer,

          (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Portfolio and engaged in the same, similar, or related trades or businesses.

     2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

          (a) no more than 55% of the value of the assets in the Portfolio is represented by any one investment,

          (b) no more than 70% of the value of the assets in the Portfolio is represented by any two investments,

          (c) no more than 80% of the value of the assets in the Portfolio is represented by any three investments, and

          (d) no more than 90% of the value of the total assets of the Portfolio is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

                      CHANGE OF PRIMARY INVESTMENT STRATEGY

For Portfolios that invest primarily in a type or types of securities indicated by their name, the Trust will provide shareholders with 60 days advance written notice of any change in such investment strategy. Such notice will conform to the requirements of Rule 35d-1(c) under the 1940 Act.

                         INVESTMENT STRATEGIES AND RISKS

MONEY MARKET INSTRUMENTS

The types of money market instruments in which the Portfolios may invest are as follows: (1) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"), (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) debt securities issued by foreign issuers and (7) repurchase agreements.

The Portfolios may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Portfolios are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Portfolios are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio will invest in obligations issued by an instrumentality of the U.S. Government only if the Adviser determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Portfolio.

The Portfolios may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Portfolio may be rated no lower than A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and Standard & Poor's is contained in the Appendix. At no time will the investments of a Portfolio in bank obligations, including time deposits, exceed 25% of the value of the Portfolio's total assets.

TEMPORARY DEFENSIVE POSITIONS

During periods when the Adviser believes there are unstable market, economic, political or currency conditions domestically or abroad, the Adviser may assume, on behalf of a Portfolio, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Portfolio's assets will be invested by investing those assets in securities markets deemed by the Adviser to be conservative in light of the Portfolio's investment objective and policies. Under normal circumstances, each Portfolio may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies and to meet operating expenses. To the extent that a Portfolio holds cash or invests in money market instruments, it may not achieve its investment objective.

BANK OBLIGATIONS

Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Portfolio would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The values of the securities underlying a repurchase agreement of a Portfolio are monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Adviser also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Portfolio enters into repurchase agreements.

Some of the Portfolios may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Portfolio, involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A Portfolio uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Portfolio's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Portfolio's obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or designated sub-custodian.

A Portfolio entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities. The Portfolio will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

DEBT INSTRUMENTS GENERALLY

A debt instrument held by a Portfolio will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Portfolio's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Portfolio holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

RATINGS AS INVESTMENT CRITERIA. NRSRO ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Adviser as initial criteria for the selection of portfolio securities on behalf of the Portfolios, the Adviser also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Although neither event will require the sale of the securities by a Portfolio the Adviser will consider the event in its determination of whether the Portfolio should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Portfolios will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

CERTAIN INVESTMENT GRADE DEBT OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

U.S. GOVERNMENT DEBT SECURITIES. Some of the Portfolios may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Portfolio only invests in U.S. Government securities when the Adviser determines that the credit risk associated with the obligation is suitable for the Portfolio.

CUSTODY RECEIPTS. Some of the Portfolios may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.

LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Some of the Portfolios may invest in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. The Adviser may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which the Adviser compares them.

If a security is rated investment grade by one NRSRO and below investment grade by another NRSRO, the Adviser will determine whether the security will be considered an investment grade security or a lower-rated security.

RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (i.e., those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Portfolios' net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Trust's Board. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

Some of the Portfolios may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Portfolios may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Portfolios also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Trust has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

ZERO COUPON OBLIGATIONS. Some of the Portfolios may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Portfolio otherwise would not have done so. To the extent a Portfolio is required to liquidate thinly traded securities, the Portfolio may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Portfolio to pay distributions, that Portfolio will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

STRUCTURED OR INDEXED SECURITIES. Some of the Portfolios may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Portfolio's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a Portfolio bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGED-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the Portfolios may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable rate mortgage related securities and collateralized mortgage obligations. These are described below. Some of the Portfolios may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which some of the Portfolios may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Adviser assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Portfolio.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A Portfolio's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a Portfolio, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. Some of the Portfolios may invest in government stripped mortgage related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by the GNMA, FHLMC, or FNMA. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Portfolio not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a Portfolio will be able to purchase or sell a government stripped mortgage related security at any time in the future. A Portfolio only purchases such securities if a secondary market exists for the securities at the time of purchase. Some of the Portfolios may treat government stripped mortgage related securities as illiquid investments.

ADJUSTABLE RATE MORTGAGE RELATED SECURITIES. Some of the Portfolios may invest in adjustable rate mortgage related securities. Adjustable rate mortgage related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuation than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lags current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Some of the Portfolios may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Portfolio invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

GNMA CERTIFICATES. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of GNMA Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate.

ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Some of the Portfolios may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARsSM") and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, a Portfolio may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Some of the Portfolios may also invest in other types of asset-backed and receivable-backed securities.

MORTGAGE DOLLAR ROLLS. Some of the Portfolios may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, some of the Portfolios propose to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. Some of the Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS

An Adviser along with the Administrator is responsible for determining the value and liquidity of investments held by each Portfolio. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolios will not purchase or otherwise acquire any investment, if as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Some of the Portfolios may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Portfolio's Board or by the Adviser under board-approved procedures. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Portfolio's holdings of those securities may become illiquid. Purchases by a Portfolios of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.

"WHEN-ISSUED" AND DELAYED-DELIVERY SECURITIES

To secure prices or yields deemed advantageous at a particular time, a Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Portfolio, however, prior to the actual delivery or payment by the other party to the transaction. Some of the Portfolios may enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of a Portfolio's when-issued or delayed-delivery purchase commitments will be segregated with the Trust's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Portfolio's net asset value.

When a Portfolio engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

WARRANTS

Some of the Portfolios are authorized to invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Portfolio in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Portfolio's net assets. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

SMALLER CAPITALIZATION COMPANIES

Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

FOREIGN INVESTMENTS

Investments in securities of foreign issuers may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United Sates and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in securities of foreign issuers (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. For example, events may occur that affect foreign issuers or the securities they have issued, or information about the issuer or securities may become available, after the close of trading in the securities but before 4:00 p.m. Eastern Time. In these situations, quotations may not be available for a security or may not be reliable. The Adviser may value the security using procedures approved by the Trust's board of trustees that are designed to establish its "fair" value. The fair value procedures for securities of foreign issuers will likely include consultation with an independent fair value pricing service.

Investments in securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, such techniques also entail certain risks.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements or portfolio transactions or loss of certificates for portfolio securities.

In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

INVESTMENT IN DEPOSITORY RECEIPTS. Many securities of foreign issuers are represented by depository receipts such as ADRs, EDRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs, but are designed for use in non-U.S. securities markets. Depository receipts are not necessarily quoted in the same currency as the underlying security. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis.

Some of the Portfolios may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive foreign securities deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depository receipts do not eliminate all the risk inherent in investing in foreign securities. To the extent that a Portfolio acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the depository receipts to issue and service such depository receipts, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts, rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales.

FOREIGN GOVERNMENT SECURITIES. Some of the Portfolios may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due and a Portfolio may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.

SUPRANATIONAL AGENCIES. Some of the Portfolios may invest in securities issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank), the European Economic Community, and the Asian Development Bank. Securities of supranational agencies are not U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government, its agencies or instrumentalities.

INVESTMENTS IN EMERGING MARKETS. Some of the Portfolios may invest substantial portions of their portfolios in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the funds' investments in those countries and the availability to a Portfolio of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, a Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of a Portfolio to invest in securities of certain issuers located in those countries.

CURRENCY EXCHANGE RATES. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because a Portfolio may have currency exposure independent of their securities positions, the value of the assets of a Portfolio as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Portfolio's assets consist of investments quoted or denominated in a particular currency, the Portfolio's exposure to adverse developments affecting the value of such currency will increase. The Roszel/Lazard International Portfolio and the Roszel/JPMorgan International Equity Portfolio often have substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's net asset value to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio is more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, a Portfolio may engage in some or all of the foreign currency management practices described below. A Portfolio also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio will incur costs in connection with conversions between various currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Some of the Portfolios may enter into forward foreign currency exchange contracts in several circumstances. First, when it enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security which either holds, a Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Portfolio's foreign assets. Contracts to sell foreign currency could limit any potential gain that might be realized by a Portfolio if the value of the hedged currency increases.

Some of the Portfolios may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities they intend to purchase. Some of the Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Some of the Portfolios also may purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Portfolios.

Some of the Portfolios may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.

The Trust's custodian will segregate cash or other liquid assets in an amount equal to the value of a Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities so segregated declines, additional cash or liquid assets are segregated on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. These segregated securities are marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.

While some of the Portfolios will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Portfolio's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss. Likewise, to the extent that a Portfolio enters into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.

As with other kinds of option transactions, however, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. In addition, some Portfolios may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Portfolio. When purchased or sold to increase total return, options on currencies are considered speculative.

INTEREST RATE SWAPS AND CURRENCY SWAPS. Some of the Portfolios may enter into currency swaps for both hedging purposes and to seek to increase total return. Some of the Portfolios may enter into interest rate swaps for these purposes. A Portfolio typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes.

Some of the Portfolios only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if swaps were not used. Inasmuch as swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Trust and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Trust's custodian. An amount of cash or liquid assets having an aggregate net asset value at least equal to the entire amount of payment stream payable by a Portfolio pursuant to an interest rate swap will be segregated with the Trust's custodian. A Portfolio may not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the SEC staff takes the position that currency swaps are illiquid investment subject to a Portfolio's limitation on such investments.

LENDING PORTFOLIO SECURITIES

Some of the Portfolios are authorized to lend their portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. A Portfolio's loans of securities are collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Portfolio's loans of securities are segregated and maintained at all times with the Trust's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Portfolio is be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

When a Portfolio loans its portfolio securities, it adheres to the following conditions: (1) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custody fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder."

SECURITIES OF OTHER INVESTMENT COMPANIES

Some of the Portfolios may invest in investment companies that invest principally in securities in which a Portfolio is authorized to invest. To the extent a Portfolio invests in other investment companies, the Portfolio's shareholders may incur duplicative fees and expenses, including investment advisory fees.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

Some of the Portfolios may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Portfolio will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Portfolio may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Portfolio in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Portfolio may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Portfolio in closing sale transactions, which are sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the total assets of a Portfolio. In addition, the premiums paid by a Portfolio in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Portfolio's total assets.

COVERED OPTION WRITING

Some of the Portfolios may write covered put and call options on securities. A Portfolio will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

A Portfolio with option-writing authority will write only options that are covered. A call option written by a Portfolio will be deemed covered (1) if the Portfolio owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Portfolio holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Portfolio owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust's custodian or with a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust's custodian or with a designated sub-custodian, or (2) if the Portfolio continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Portfolio), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust's custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Portfolio would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of a Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Adviser expects that the Portfolios will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Portfolios in the over-the-counter market.

A Portfolio may realize a profit or loss upon entering into closing transactions. When a Portfolio has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Portfolio will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.

Option writing for a Portfolio may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Portfolio may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.

A Portfolio will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Portfolio of options will depend on the Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Portfolio's portfolio. A Portfolio with such option writing authority may write only covered options. Some of the Portfolios may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Portfolio of options on securities indices is subject to the Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Adviser desires that a Portfolio engage in such a transaction.

OVER-THE-COUNTER ("OTC") OPTIONS

Some of the Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although some of the Portfolios may seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with a Portfolio, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

FUTURES AND RELATED OPTIONS

Some of the Portfolios may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio involved.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Portfolio's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Portfolio's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities.

No consideration is paid or received by a Portfolio upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio may elect to close a position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract.

Although the Trust expects that some of the Portfolios may enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

If a Portfolio has hedged against the possibility of an increase in interest rates and rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Portfolio holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

OPTIONS ON FOREIGN CURRENCIES

Some of the Portfolios may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Portfolio. A Portfolio with such option writing authority may write only covered options. Options on foreign currencies to be written or purchased by a Portfolio are traded on U.S. or foreign exchanges or in the over-the-counter market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency options exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Portfolio could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Portfolio's position, the Portfolio could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

SWAP TRANSACTIONS, OPTIONS ON SWAP TRANSACTION, AND INTEREST RATE CAPS, FLOORS AND COLLARS

GENERAL. In the future, certain Portfolios may enter into swap transactions for hedging purposes or to seek to increase total return. At the current time, the Roszel/Lord Abbett Bond Debenture Portfolio may enter into credit default swaps for hedging purposes to seek to increase total return. Also, in the future, for hedging purposes or to seek to increase total return, certain Portfolios may purchase or sell options on swap transactions and enter into transactions known as interest rate caps, floors and collars.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to receive interest, such as an exchange of fixed-interest payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (usually a debt security). Credit swaps give one party (the buyer of the credit swap) the right to dispose of or acquire an asset (usually a debt security) or group of assets (usually a group of debt securities), or the right to receive payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specific currencies. Total return swaps give one party the right to receive the appreciation in the value of a specific security, securities index or other instrument in return for a fee paid by the other party (usually a specific rate of interest). If the underlying asset in a total return swap declines in value over the term of the swap, the first party may also be required to pay the dollar value of that decline to the other party.

Portfolios that may enter into swap transactions also may purchase or sell options contracts on swaps, commonly referred to as "swaptions". A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into a swap transaction on agreed-upon terms. If the purchaser exercises the swaption, the seller of a swaption, in exchange for the premium, becomes obligated to enter into the swap transaction on the agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors, and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, currency exchange rates, or in its evaluation of the creditworthiness of swap counter-parties and the issuers of underlying assets, the investment performance of a Portfolio would be less favorable than it would have been if these investment techniques were not used.

CREDIT DEFAULT SWAP TRANSACTIONS. The Roszel/Lord Abbett Bond Debenture Portfolio may enter into credit default swap transactions for hedging purposes to seek to increase total return. When the Portfolio is a buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified debt security or group of debt securities. If a default occurs, the seller of a credit default swap may be required to pay the Portfolio the "notional value" of the credit default swap on the specified debt security or group of debt securities. On the other hand, when the Portfolio is the seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Portfolio may have in connection with its other portfolio investments, it is subject to the credit exposure of the notional amount of the swap since, in the event of a credit default, the Portfolio would be required to pay the "notional value" of the swap to the buyer. The "notional value" of a credit default swap on the specified debt security or group of debt securities is an amount equal to the decrease in value of a single unit of the debt security or group of debt securities times the number of units used to determine the notional (or principal) amount of the security or group of securities in the swap agreement.

In a credit default swap transaction, both the Roszel/Lord Abbett Bond Debenture Portfolio and its counter-party are exposed to the risk of default by the other. In addition, the terms of most credit default swap transactions require little or no initial investment by the seller in relation to the notional amount of the swap and the corresponding risk. Therefore, small changes in the market value of the reference security or group of securities may produce disproportionate and substantial losses for the seller.

SHORT SALES

The Roszel/JPMorgan Multi-Cap Market Neutral Portfolio may sell securities short. Selling a security "short" (i.e., taking a short position in a security) means borrowing the security from a lender and then selling it to third party. An investor, such as the Portfolio, taking a short position in security then attempts to complete or close the transaction at a later date by purchasing the same security in the market and "returning" it to the lender. If the investor closes the transaction by purchasing the security at a price lower than the price for which it is sold the security to the third party, a profit results; however, if the investor closes the transaction by purchasing the security at a price higher than the price for which it sold the security to the third party, the result is a loss.

Short sales of securities involve significant risks. In order to establish a short position in a security, the Portfolio must first borrow the security from a broker or other financial institution. The Portfolio may not always be able to borrow a particular security at a particular time at an acceptable price. Therefore there is a risk that at certain times or as to certain securities the Portfolio will be unable to implement an investment strategy based on short sales due to lack of available securities. Similarly, because the Portfolio can only close out a short position by purchasing the security in the market and returning it to the lender, the Portfolio may not be able to close short positions at a particular time if it cannot purchase the security at that time at an acceptable price. This risk is compounded by the fact that the lender may demand the immediate return of the security and therefore prematurely force the Portfolio to close the position. Further, if other short sellers of a particular security want to close out their positions at the same time as the Portfolio wants to close out its position, demand for that security may exceed supply for some period of time. This is called a "short squeeze" and it increases the likelihood that the Portfolio will need to replace the borrowed security at an unfavorable price. In the event that the Portfolio must close out a short position at a time when it is unable to purchase the security in the market at a reasonable price or borrow the security from another lender, it must pay the lender an amount equal to the cost of purchasing the security on the market.

The Portfolio incurs a loss on a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Portfolio replaces the security because the Portfolio is required to pay more to replace the security than the amount it received when it sold the security to the third party. The potential loss on a short sale is unlimited because the loss increases as the market value of the security increases and there is no limit how much that value may increase.

Short sales involve certain costs. The Portfolio must repay to the lender an amount equal to any dividends or interest that accrue while the loan of a security is outstanding. A Portfolio also must pay to a third party to which it sold a security short, an amount equal to any dividends or interest that accrue while the short position remains open. To borrow the security, the Portfolio also may have to pay a premium. The Portfolio will incur transaction costs when effecting short sales. When maintaining a short position in a security, the Portfolio will segregate other assets (i.e., earmark them in the Trust's custody account in a manner that prevents them being sold or pledged as collateral) in an amount equal on a daily basis to market value of the borrowed security.

SHORT SALES AGAINST THE BOX

Some of the Portfolios may sell securities "short against the box." Whereas a short sale is the sale of a security a Portfolio does not own, a short sale is "against the box" if at all times during which the short positions are open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

WEBS AND OTHER INDEX-RELATED SECURITIES

Some of the Portfolios may invest in shares in a particular series issued by Foreign Portfolio, Inc., an investment company whose shares also are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. Some of the Portfolios also may invest in shares in a particular series issued by Country Baskets Index Portfolio, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Some of the Portfolios may invest in Standard & Poor's Depositary Receipts, of "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Portfolio investing in a SPDR would be entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

                                TRUST MANAGEMENT

TRUSTEES AND OFFICERS

The Board is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of Roszel Advisors, other Advisers, the custodian, Administrator, and other service providers.

The following table contains certain information about the Trust's trustees and officers, including positions held with the Trust, term of office and length of time served, and principal occupations in the last five years. The table also includes the number of portfolios in the Trust complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Trust's interested trustees and officers and the second table includes information about trustees who are not "interested persons" of the Trust, within the meaning of the 1940 Act ("independent trustees").

Unless otherwise noted, the address of each trustee and officer is 1700 Merrill Lynch Drive, Pennington, NJ 08534.

                              INDEPENDENT TRUSTEES

                                                                                         Number of
                                                                                       Portfolios in
                          Position(s)   Term of Office and   Principal Occupation(s)   Trust Complex
                           Held with      Length of Time              During            Overseen by    Other Directorships
Name, Address and (Age)    the Trust          Served               Past 5 years           Trustee        Held by Trustee
-----------------------   -----------   ------------------   -----------------------   -------------   -------------------
Robert M. Bordeman        Trustee       Indefinite term      1995 - Present,                25                None
(50)                                    since June 5, 2002   Chief  Executive
                                                             Officer, Safeway
                                                             Insurance Group

Lisa Wilhelm Haag         Trustee       Indefinite term      2001 - Present,                25                None
(48)                                    since                Vice President,
                                        September 7, 2005    Trustmark Insurance

                                                             1995-2000, Senior Vice
                                                             President, Banc One
                                                             Capital Markets
                                                             (currently J.P. Morgan
                                                             Securities)

Kevin J. Tierney          Trustee       Indefinite term      1999 - Present,                25                None.
(55)                                    since June 5, 2002   Kevin J. Tierney,
                                                             Attorney at Law
                          Chairperson   Indefinite term
                          of the        since March 2006
                          Board

                                    OFFICERS


                                                                                         Number of
                                                                                       Portfolios in
                          Position(s)   Term of Office and   Principal Occupation(s)    Trust Complex
                           Held with      Length of Time              During             Overseen by   Other Directorships
Name, Address and (Age)    the Trust          Served               Past 5 years            Trustee       Held by Trustee
-----------------------   -----------   ------------------   -----------------------   -------------   -------------------
Deborah J. Adler          President     Indefinite term      January 6, 2006 to             N/A                N/A
(45)                                    since March 2006     Present, President and
                                                             Chief Executive
                          Senior Vice   September 7, 2005    Officer, Merrill Lynch
                          President     to March 2006        Insurance Group, Inc.

                          Trustee       May 2003 to          February 2005 - January
                                        September 2005       6, 2006, First Vice
                                                             President, Chief
                                                             Actuary and Director of
                                                             Product Development,
                                                             Actuarial & Funds
                                                             Management, Merrill
                                                             Lynch Insurance Group,
                                                             Inc.

                                                             April 2003 - January
                                                             2005,
                                                             Senior Vice President,
                                                             Chief Actuary and
                                                             Director of Product
                                                             Development, Actuarial
                                                             & Funds Management,
                                                             Merrill Lynch Insurance
                                                             Group, Inc.

                                                             September 2000 - March
                                                             2003,
                                                             Vice President and
                                                             Chief Actuary, Merrill
                                                             Lynch Insurance Group,
                                                             Inc.

                                                             1994 - 2000,
                                                             Vice President and
                                                             Financial Actuary,
                                                             Merrill Lynch Insurance
                                                             Group, Inc.

                                                                                         Number of
                                                                                       Portfolios in
                          Position(s)   Term of Office and   Principal Occupation(s)   Trust Complex
                           Held with      Length of Time              During            Overseen by    Other Directorships
Name, Address and (Age)    the Trust          Served               Past 5 years           Trustee        Held by Trustee
-----------------------   -----------   ------------------   -----------------------   -------------   -------------------
J. David Meglen           Vice-         Indefinite term      April 2002 - Present,          N/A                N/A
(43)                      President     since June 5, 2002   Vice President and
                                                             Chief Operating
                                                             Officer, Roszel
                                                             Advisors, LLC

                                                             April 2001 - April
                                                             2002, Director,
                                                             Offshore Mutual Funds
                                                             Marketing, Merrill
                                                             Lynch Investment
                                                             Managers, L.P.

                                                             January 2000 - March
                                                             2001, Director, New
                                                             Business Development,
                                                             Defined and Managed
                                                             Funds, Merrill Lynch &
                                                             Co., Inc.

Ann Strootman             Treasurer     Indefinite term      September 2005 -               N/A                N/A
(44)                      and Chief     since                Present, Vice
                          Financial     July 2006            President, Reporting,
                          Officer                            Planning & Analysis,
                                                             Merrill Lynch Insurance
                                                             Group, Inc.

                                                             April 2004 - September
                                                             2005, Consultant,
                                                             Self-Employed

                                                             1991 - 2004, Vice
                                                             President and
                                                             Controller, Penn Mutual
                                                             Life Insurance Company

Barry Skolnick            CCO and       Indefinite term      1990 - Present, General        N/A                N/A
(55)                      Secretary     since June 21,       Counsel to Merrill
                                        2005                 Lynch Insurance Group,
                                                             Inc.

Frances C. Grabish        Assistant     Indefinite term      1999 - Present, Vice            N/A               N/A
(39)                      Secretary     since June 5, 2002   President and Senior
                                                             Counsel, Merrill Lynch
                                                             Insurance Group, Inc.

The independent trustees are members of the Trust's Audit Committee. The Audit Committee acts as a liaison between the Trust's independent registered public accounting firm and the full board of trustees. It oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers. It also oversees the independent audit of the Trust's financial statements and the quality and objectivity of those financial statements. The Audit Committee meets quarterly and as the Committee determines is necessary or appropriate. During the fiscal year ended December 31, 2006, the Audit Committee held four meetings.

The independent trustees are members of the Trust's Nominating and Governance Committee. The Nominating and Governance Committee nominates candidates for independent trustee membership on the Board and is also responsible for the corporate governance matters bearing on the Trust's operations. Generally, the Nominating and Governance Committee does not consider nominees recommended by shareholders or contract owners. The Nominating and Governance Committee evaluates candidates' qualifications for Board membership and their independence from Roszel Advisors and its affiliates and Sub-Advisers and other principal service providers. The Nominating and Governance Committee also considers candidates' relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with Roszel Advisors and its affiliates and Sub-Advisers or the other principal service providers) and periodically reviews the continued independence of the current independent trustees. The Nominating and Governance Committee periodically reviews independent trustee compensation and recommends any appropriate changes to the full Board. The Nominating and Governance Committee meets quarterly and holds special meetings as it determines necessary or appropriate. During the fiscal year ended December 31, 2006, the Nominating and Governance Committee held four meetings.

TRUSTEES' EQUITY OWNERSHIP

The following chart contains information relating to equity securities in the Trust and in the Trust's "family of investment companies" beneficially owned by the trustees as of December 31, 2006. The Trust's family of investment companies includes other registered investment companies that: (1) share the same investment adviser or principal underwriter as the Trust; and (2) hold themselves out to investors as related companies for purposes of investment and investor services.

                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                         SECURITIES IN ALL REGISTERED
                        DOLLAR RANGE OF EQUITY       INVESTMENT COMPANIES OVERSEEN BY THE
                     SECURITIES IN PORTFOLIO(S) OF      TRUSTEE IN FAMILY OF INVESTMENT
  NAME OF TRUSTEE              THE TRUST                           COMPANIES
  ---------------    -----------------------------   ------------------------------------
Robert M. Bordeman                None                               None
Lisa W. Haag                      None                               None
Kevin J. Tierney                  None                               None

TRUST COMPENSATION

The following table shows aggregate compensation paid to each trustee from the Trust and the Trust complex for the fiscal year ended December 31, 2006. The Trust's officers receive no compensation from the Trust.

                               COMPENSATION TABLE

                               Aggregate                                                 Total Compensation
                             Compensation    Pension or Retirement   Estimated Annual   From Trust and Trust
                               From the       Benefits Accrued As     Benefits Upon        Complex Paid to
 Name of Person, Position        Trust      Part of Trust Expenses      Retirement            Trustees
 ------------------------    ------------   ----------------------   ----------------   --------------------
Robert M. Bordeman (1) (2)      $21,942                --                   --                 $21,942
Trustee

Lisa W. Haag (1)(2)             $21,942                --                   --                 $21,942
Trustee

Kevin J. Tierney (1) (2)        $21,942                --                   --                 $21,942
Trustee and Chairperson
of the Board

The Trust currently pays each independent Trustee the following compensation: an annual retainer of $14,000; a $2,000 fee for each regular Board meeting attended in person or by phone; a $1,000 fee for each special Board meeting attended in person or by phone. The Trust also reimburses each Independent Trustee for reasonable expenses for Trust business and continuing independent director education.

(1) Member of the Audit Committee. Ms. Haag is the Chairperson of the Audit Committee.

(2) Member of the Nominating and Governance Committee. Mr. Bordeman is the Chairperson of the Nominating and Governance Committee.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies to each Sub-Adviser with respect to the Portfolio it advises. The proxy voting policies and procedures of each Sub-Adviser are summarized in Appendix 2. The chart attempts to address those issues on which a majority of the Sub-Advisers have a position. The short narratives provide background information on the Sub-Advisers' policies and provide a specific focus on the manner in which conflicts of interest are addressed. The bullet points address issues that were not included in the chart. The summaries in the chart, narratives, and bullet points attempt to address a majority of the issues on which each Sub-Adviser has a policy, but do not include each and every policy of the Sub-Advisers. In addition, the Sub-Advisers vote many of the proxies on a case-by-case basis. When a case-by-case basis is used, many of the Sub-Advisers have, as part of their policies, factors that are specifically considered. These factors have not been included in the chart, narratives, or bullet points attached as Appendix 2. ALL OF THE GUIDELINES INCLUDED IN THE CHART AND SUMMARIES ARE GENERALITIES. EACH SUB-ADVISER REFERENCED GENERALLY VOTES IN THE MANNER INDICATED. HOWEVER, AS ALL SUB-ADVISERS ARE REQUIRED TO VOTE IN THE BEST INTEREST OF THEIR CLIENTS, A SUB-ADVISER MAY DEVIATE FROM ITS STATED POLICIES IF IT BELIEVES THAT SUCH DEVIATION IS IN THE CLIENT'S BEST INTEREST.

As required by applicable rules, the Trust will keep a record of all proxies voted. If a contract owner whose contract assets are invested in one of the Portfolios wishes to obtain information regarding how proxies received by a particular Portfolio were voted during the most recent 12-month period ending on June 30 of each year, please call the Trust during business hours. A contract owner may also view this information on the SEC's website at www.sec.gov under the name of the Trust. For a more detailed discussion of the proxy voting policies and procedures of each of the Sub-Advisers, please see Appendix 2 to this SAI.

                                 CONTROL PERSONS

Any person owning more than 25% of each Portfolio's shares may be considered a "controlling person" of that Portfolio, within the meaning of the 1940 Act. As of the date of this SAI, certain separate accounts supporting variable contracts issued by MLLIC are the only controlling shareholders of the Portfolios because each holds in excess of 25% of a Portfolio's outstanding shares. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders. However, MLLIC and MLLICNY each generally votes the relevant shares in accordance with the timely instructions received from owners of variable contracts having contract values allocated to the relevant separate accounts. As of April 6, 2007, the Trust's officers and trustees, as a group, beneficially owned as contract owners less than a 1% interest in any Portfolio.

As of April 5, 2007, the following contract owners owned contracts that individually or in the aggregate had a total interest in the Portfolio of 5% or more:

                                                                                         PERCENT OF
                                                                                        OUTSTANDING
PORTFOLIO                                                 NAME OF CONTRACT OWNER           SHARES
---------                                           ---------------------------------   -----------
Roszel/AllianceBernstein Large Cap Core Portfolio   James A. Harris                        5.78%
                                                    Omaha, NE 68154-1826

Roszel/AllianceBernstein Large Cap Core Portfolio   Lavon W. Baker                         9.74%
                                                    Austin, TX 78759-8233

Roszel/AllianceBernstein Large Cap Core Portfolio   SW Maley                              20.85%
                                                    Boulder, CO 80306-1172

Roszel/AllianceBernstein Large Cap Core Portfolio   Nancy Harris                          23.70%
                                                    Beverly Hills, CA 90210-1410

Roszel/AllianceBernstein Large Cap Core Portfolio   Paul Jack Mollendick                  39.88%
                                                    Davidson, NC 28036

Roszel/BlackRock Relative Value Portfolio           Anne Padgett                           5.40%
                                                    Owensboro, KY 42301

Roszel/BlackRock Relative Value Portfolio           Neil Padgett                          19.64%
                                                    Owensboro, KY 42301

Roszel/Cadence Mid Cap Growth Portfolio             Robert R. Thompson                    10.85%
                                                    Jupiter, FL 33469-1444

Roszel/Cadence Mid Cap Growth Portfolio             Charles C. Powell                      6.65%
                                                    Belton, TX 76513

Roszel/Davis Large Cap Value Portfolio              John Mathai                            5.34%
                                                    York, PA 17403-4483

Roszel/Davis Large Cap Value Portfolio              Margaret M. Smith                      5.36%
                                                    Jackson, MS 39211-4845

Roszel/Davis Large Cap Value Portfolio              Stan A. Rabineau                       6.77%
                                                    Concord, NC 28027-3907

Roszel/Delaware Small-Mid Cap Growth Portfolio      Charles Powell                         5.37%
                                                    Belton, TX 76513

Roszel/Fayez Sarofim Large Cap Core Portfolio       John E. McCormack                      5.13%
                                                    Lake George, NY 12845-3402

Roszel/Fayez Sarofim Large Cap Core Portfolio       Charles J. Fagnan                      5.41%
                                                    Gettysburg, PA 17325-7547

Roszel/Fayez Sarofim Large Cap Core Portfolio       Dr. Constantine J. Falliers            5.73%
                                                    Englewood, CO 80113-5009

Roszel/Fayez Sarofim Large Cap Core Portfolio       Frederic W. Mitchell                   5.75%
                                                    Ocean Island Beach, NC 28469-1824

Roszel/Fayez Sarofim Large Cap Core Portfolio       David Jon Morris                       6.79%
                                                    Ooltewah, TN 37363-6511

Roszel/Kayne Anderson Rudnick Small-Mid Cap Value   Susan R. Heersink                      5.85%
Portfolio                                           Newburyport, MA 01950-3735

Roszel/Kayne Anderson Rudnick Small-Mid Cap Value   Robert R. Thompson                     8.81%
Portfolio                                           Jupiter, FL 33469-1444

Roszel/Loomis Large Cap Growth Portfolio            Laurence Singal                        6.05%
                                                    Oak Park, MI 48237-1564

Roszel/Loomis Large Cap Growth Portfolio            Gary M. Rivedal                        6.33%
                                                    Sioux City, IA 51103-1069

Roszel Loomis Large Cap Growth Portfolio            John E. McCormack                      7.19%
                                                    Lake George, NY 12845-3402

Roszel Loomis Large Cap Growth Portfolio            James J. McGreal                       7.75%
                                                    Rockford, IL 61107-3551

Roszel Loomis Large Cap Growth Portfolio            Nancy Harris                           7.84%
                                                    Beverly Hills, CA 90210-1410

Roszel/Loomis Large Cap Growth Portfolio            John R. Johnson                       16.93%
                                                    Destin, FL 32541-5321

Roszel/Lord Abbett Large Cap Value Portfolio        Gregory Laham                          5.00%
                                                    Westwood, MA 02090

Roszel/NWQ Small Cap Value Portfolio                Gregory Laham                          8.66%
                                                    Westwood, MA 02090

Roszel/Rittenhouse Large Cap Growth Portfolio       Robert J. Braasch Sr.                  6.25%
                                                    Northfield, IL 60093-3245

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION

Pursuant to Management Agreements with the Trust, Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As the investment manager, subject at all times to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. As part of those responsibilities and duties, Roszel Advisors or a Sub-Adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Portfolios.

Roszel Advisors is a registered investment adviser and a wholly owned subsidiary of the Merrill Lynch Insurance Group, Inc. Its principal business address is 1700 Merrill Lynch Drive, Pennington, NJ 08534.

Each Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and SAI, as from time to time in effect. In connection with these responsibilities and duties, each Sub-Adviser is responsible for providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets. Each Sub-Adviser also is responsible for furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request. Each Sub-Adviser, on its own initiative apprises the Trust of important developments materially affecting its Portfolio and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. Each Sub-Adviser also has responsibility for implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

EXPENSES

Generally, the Portfolios directly assume their expenses and a pro-rata portion of the expenses borne by the Trust, including the fees payable to Roszel Advisors, which are accrued daily. Expenses that the Portfolios bear directly include redemption expenses, any portfolio transaction expenses that do not reduce the cost basis of a security, shareholding servicing costs, expenses of registering the Trust's shares under federal securities laws, interest, certain taxes, charges of the Custodian, Administrator and Transfer Agent and other expenses attributable to a particular Portfolio. Trust expenses that are allocated to a Portfolio on the basis of relative size of the respective Portfolios include trustees fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing and mailing proxy materials, SEC fees, accounting costs (including the daily calculation of net asset value), and other expenses that the Board determines to be properly allocable on the basis of size of the respective Portfolios. Depending upon the nature of a shareholder meeting or a lawsuit or certain other expenses, these costs may be directly applicable to one of more of the Portfolios or allocated on the basis of the size of the respective Portfolios.

MANAGEMENT FEES

The table below shows the annual management fee rate and total dollar amount of advisory fees before management fee waivers and expense reimbursements payable to Roszel Advisors by each Portfolio for the years ended December 31, 2004, December 31, 2005 and December 31, 2006.

                                                              ANNUAL RATE
                                                               (as % of
                                                                average
                                                               daily net    YEAR ENDED   YEAR ENDED   YEAR ENDED
PORTFOLIO                                                       assets)      12/31/04     12/31/05     12/31/06
---------                                                     -----------   ----------   ----------   ----------
Roszel/Lord Abbett Large Cap Value Portfolio                     0.80%      $   97,044   $   85,603   $   71,272
Roszel/Davis Large Cap Value Portfolio(1)                        0.80%      $   23,843   $   24,576   $   22,758
Roszel/BlackRock Relative Value Portfolio(2)                     0.80%      $  126,552   $  111,986   $   98,357
Roszel/Lord Abbett Affiliated Portfolio                          0.80%      $  265,344   $  303,451   $  339,179
Roszel/Fayez Sarofim Large Cap Core Portfolio                    0.80%      $    7,544   $   13,278   $   10,588
Roszel/AllianceBernstein Large Cap Core Portfolio                0.80%      $   20,097   $   17,542   $   13,498
Roszel/Loomis Sayles Large Cap Growth Portfolio                  0.80%      $   11,343   $   10,328   $   11,305
Roszel/Rittenhouse Large Cap Growth Portfolio                    0.80%      $   89,427   $   76,382   $   59,644
Roszel/Marsico Large Cap Growth Portfolio                        0.80%      $   33,910   $   31,952   $   36,394
Roszel/Allianz CCM Capital Appreciation Portfolio                0.80%      $1,404,025   $1,410,972   $1,367,298
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio      0.80%      $   36,269   $   27,515   $   21,861
Roszel/Lord Abbett Mid Cap Value Portfolio                       0.85%      $1,166,936   $1,388,193   $1,344,384
Roszel/Cadence Mid Cap Growth Portfolio(5)                       0.80%      $   29,283   $   23,007   $   19,088
Roszel/Seligman Mid Cap Growth Portfolio                         0.85%      $  370,812   $  470,953   $  476,818
Roszel/NWQ Small Cap Value Portfolio                             0.85%      $   47,987   $   50,897   $   50,909
Roszel/Allianz NFJ Small Cap Value Portfolio                     0.85%      $  571,808   $  908.875   $  980,440
Roszel/ Delaware Small-Mid Cap Growth Portfolio                  0.85%      $   25,129   $   29,440   $   26,391
Roszel/JPMorgan Small Cap Growth Portfolio                       0.95%      $  677,329   $  735,701   $  771,729
Roszel/Delaware Trend Portfolio                                  0.85%      $  631,670   $  460,491   $  344,328
Roszel/Lazard International Portfolio                            0.85%      $   40,043   $   41,818   $   45,409
Roszel/JPMorgan International Equity Portfolio(3)                0.85%      $   26,039   $   27,088   $   31,905
Roszel/Lord Abbett Government Securities Portfolio               0.65%      $   76,761   $   64,306   $   53,289
Roszel/BlackRock Fixed-Income Portfolio(4)                       0.65%      $  111,521   $   94,024   $   74,739
Roszel/Lord Abbett Bond Debenture Portfolio                      0.80%      $  119,199   $  117,539   $  101,517
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio               1.50%             N/A          N/A   $  107,204

(1.) Effective September 15, 2006, the name changed from the Roszel/BKF Large
     Cap Value Portfolio to the Roszel/Davis Large Cap Value Portfolio.

(2.) Effective October 2, 2006, the name changed from the Roszel/MLIM Relative
     Value Portfolio to the Roszel/BlackRock Relative Value Portfolio.

(3.) Effective January 5, 2007, the name changed from the Roszel/William Blair
     International Portfolio to the Roszel/JPMorgan International Equity Portfolio.

(4.) Effective October 2, 2006, the name changed from the Roszel/MLIM
     Fixed-Income Portfolio to the Roszel/BlackRock Fixed-Income Portfolio.

(5.) Effective April 2, 2007, the name changed from the Roszel/Franklin Mid Cap
     Growth Portfolio to the Roszel/Cadence Mid Cap Growth Portfolio.

The Trust and Roszel Advisors have entered into an expense limitation agreement whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, dividends payable on securities sold short and other expenses related to short sales and extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets. Pursuant to the expense limitation agreement, Roszel Advisors retains the right to be repaid amounts reimbursed during prior fiscal periods provided the Portfolios attain sufficient assets and such payment is approved by the Board. The expense limitation is effected by waivers by Roszel Advisors of its advisory fees and reimbursements of expenses exceeding the advisory fee for the fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006. Each Portfolio's total expenses as a percentage of daily net assets before expense limitation, the expense limitation levels as a percentage of daily net assets, and total dollar amount of advisory fee waivers and expense reimbursements are set forth in the tables below.

                                                                                                TOTAL WAIVERS/
                                                              TOTAL EXPENSES    EXPENSE LIMIT   REIMBURSEMENTS
                                                               FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
PORTFOLIO                                                     ENDED 12/31/06   ENDED 12/31/06   ENDED 12/31/06
---------                                                     --------------   --------------   --------------
Roszel/Lord Abbett Large Cap Value Portfolio                       1.58%            1.10%           $42,946
Roszel/Davis Large Cap Value Portfolio                             2.74%            1.10%           $46,616
Roszel/BlackRock Relative Value Portfolio                          1.47%            1.10%           $45,191
Roszel/Lord Abbett Affiliated Portfolio                            1.19%            1.10%           $39,142
Roszel/Fayez Sarofim Large Cap Core Portfolio                      3.96%            1.10%           $37,831
Roszel/AllianceBernstein Large Cap Core Portfolio                  3.55%            1.10%           $41,277
Roszel/Loomis Sayles Large Cap Growth Portfolio                    4.62%            1.10%           $49,770
Roszel/Rittenhouse Large Cap Growth Portfolio                      1.67%            1.10%           $42,172
Roszel/Marsico Large Cap Growth Portfolio                          2.11%            1.10%           $46,115
Roszel/Allianz CCM Capital Appreciation Portfolio                  1.08%            1.10%           $     0
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio        2.58%            1.10%           $40,576
Roszel/Lord Abbett Mid Cap Value Portfolio                         1.15%            1.15%           $     0
Roszel/Cadence Mid Cap Growth Portfolio                            2.89%            1.10%           $42,684
Roszel/Seligman Mid Cap Growth Portfolio                           1.19%            1.15%           $24,580
Roszel/NWQ Small Cap Value Portfolio                               1.79%            1.15%           $38,540
Roszel/Allianz NFJ Small Cap Value Portfolio                       1.15%            1.15%           $     0
Roszel/Delaware Small-Mid Cap Growth Portfolio                     2.49%            1.15%           $41,610
Roszel/JPMorgan Small Cap Growth Portfolio                         1.27%            1.25%           $18,909
Roszel/Delaware Trend Portfolio                                    1.28%            1.15%           $51,252
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                 2.39%            1.85%           $38,701
Roszel/Lazard International Portfolio                              1.90%            1.15%           $40,266
Roszel/JPMorgan International Equity Portfolio                     2.28%            1.15%           $42,580
Roszel/Lord Abbett Government Securities Portfolio                 1.62%            0.95%           $53,318
Roszel/BlackRock Fixed-Income Portfolio(1)                         1.37%            0.95%           $47,739
Roszel/Lord Abbett Bond Debenture Portfolio                        1.52%            1.10%           $53,432

                                                                                                TOTAL WAIVERS/
                                                              TOTAL EXPENSES   EXPENSE LIMIT    REIMBURSEMENTS
                                                               FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
PORTFOLIO                                                     ENDED 12/31/05   ENDED 12/31/05   ENDED 12/31/05
---------                                                     --------------   --------------   --------------
Roszel/Lord Abbett Large Cap Value Portfolio                       1.55%            1.10%           48,616
Roszel/Davis Large Cap Value Portfolio                             2.60%            1.10%           46,168

----------
(1) Effective May 1, 2004, the Portfolio's expense limit changed from 1.00% to 0.95%.

Roszel/BlackRock Relative Value Portfolio                          1.42%            1.10%           44,536
Roszel/Lord Abbett Affiliated Portfolio                            1.20%            1.10%           40,231
Roszel/Fayez Sarofim Large Cap Core Portfolio                      3.53%            1.10%           40,359
Roszel/AllianceBernstein Large Cap Core Portfolio                  3.00%            1.10%           41,604
Roszel/Loomis Sayles Large Cap Growth Portfolio                    3.96%            1.10%           36,970
Roszel/Rittenhouse Large Cap Growth Portfolio                      1.58%            1.10%           45,582
Roszel/Marsico Large Cap Growth Portfolio                          2.10%            1.10%           39,930
Roszel/Allianz CCM Capital Appreciation Portfolio                  1.07%            1.10%                0
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio        2.27%            1.10%           40,331
Roszel/Lord Abbett Mid Cap Value Portfolio                         1.15%            1.15%                0
Roszel/Franklin Mid Cap Growth Portfolio                           2.55%            1.10%           41,616
Roszel/Seligman Mid Cap Growth Portfolio                           1.19%            1.15%           24,059
Roszel/NWQ Small Cap Value Portfolio                               1.81%            1.15%           39,416
Roszel/Allianz NFJ Small Cap Value Portfolio                       1.15%            1.15%                0
Roszel/Delaware Small-Mid Cap Growth Portfolio                     2.37%            1.15%           42,151
Roszel/JPMorgan Small Cap Growth Portfolio                         1.26%            1.25%           11,555
Roszel/Delaware Trend Portfolio                                    1.20%            1.15%           26,088
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                  N/A              N/A               N/A
Roszel/Lazard International Portfolio                              2.00%            1.15%           41,944
Roszel/JPMorgan International Equity Portfolio                     2.51%            1.15%           43,246
Roszel/Lord Abbett Government Securities Portfolio                 1.55%            0.95%           59,508
Roszel/BlackRock Fixed-Income Portfolio(1)                         1.27%            0.95%           46,151
Roszel/Lord Abbett Bond Debenture Portfolio                        1.39%            1.10%           42,953

----------
(1) Effective May 1, 2004, the Portfolio's expense limit changed from 1.00% to 0.95%.

                                                                                                TOTAL WAIVERS/
                                                              TOTAL EXPENSES   EXPENSE LIMIT    REIMBURSEMENTS
                                                               FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
PORTFOLIO                                                     ENDED 12/31/04   ENDED 12/31/04   ENDED 12/31/04
---------                                                     --------------   --------------   --------------
Roszel/Lord Abbett Large Cap Value Portfolio                       1.49%            1.10%           $46,800
Roszel/Davis Large Cap Value Portfolio                             3.01%            1.10%           $56,863
Roszel/BlackRock Relative Value Portfolio                          1.38%            1.10%           $44,654
Roszel/Lord Abbett Affiliated Portfolio                            1.26%            1.10%           $54,408
Roszel/Fayez Sarofim Large Cap Core Portfolio                      6.36%            1.10%           $49,604
Roszel/AllianceBernstein Large Cap Core Portfolio                  3.09%            1.10%           $50,050
Roszel/Loomis Large Cap Growth Portfolio                           4.53%            1.10%           $48,662
Roszel/Rittenhouse Large Cap Growth Portfolio                      1.52%            1.10%           $47,218
Roszel/Marsico Large Cap Growth Portfolio                          2.27%            1.10%           $49,578
Roszel/Allianz CCM Capital Appreciation Portfolio                  1.10%            1.10%           $     0
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio        2.16%            1.10%           $47,877
Roszel/Lord Abbett Mid Cap Value Portfolio                         1.15%            1.15%           $     0
Roszel/Franklin Mid Cap Growth Portfolio                           2.52%            1.10%           $52,033
Roszel/Seligman Mid Cap Growth Portfolio                           1.24%            1.15%           $40,373
Roszel/NWQ Small Cap Value Portfolio                               1.99%            1.15%           $47,317
Roszel/Allianz NFJ Small Cap Value Portfolio                       1.17%            1.15%           $15,713
Roszel/Delaware Small-Mid Cap Growth Portfolio                     2.84%            1.15%           $49,912
Roszel/JPMorgan Small Cap Growth Portfolio                         1.29%            1.25%           $25,120
Roszel/Delaware Trend Portfolio                                    1.20%            1.15%           $34,073
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                  N/A              N/A                N/A
Roszel/Lazard International Portfolio                              2.20%            1.15%           $49,717
Roszel/JPMorgan International Equity Portfolio                     2.83%            1.15%           $51,589
Roszel/Lord Abbett Government Securities Portfolio                 1.42%            0.95%           $55,184
Roszel/BlackRock Fixed-Income Portfolio(1)                         1.22%            0.97%           $41,790
Roszel/Lord Abbett Bond Debenture Portfolio                        1.47%            1.10%           $55,305

----------
(1) Effective May 1, 2004, the Portfolio's expense limit changed from 1.00% to 0.95%.

SUB-ADVISERS

The Sub-Advisers are identified below. From time to time, Roszel Advisors may change a Portfolio's Sub-Adviser (subject to Trustee approval).

SUB-ADVISER                                   OWNERSHIP AND ADDRESS
-----------                                   ---------------------
AllianceBernstein L.P.           AllianceBernstein L.P. had approximately $717
                                 billion in assets under management as of
                                 December 31, 2006. Its principal business
                                 address is 1345 Avenue of the Americas, New
                                 York, NY 10105.

BlackRock Investment             BlackRock Investment Management, LLC, is a
Management, LLC                  Delaware limited liability company and an
                                 indirect, wholly owned subsidiary of BlackRock,
                                 Inc. On September 29, 2006, BlackRock, Inc. and
                                 Merrill Lynch & Co., Inc. ("ML & Co.") combined
                                 Merrill Lynch Investment Managers, L.P.
                                 ("MLIM") and certain affiliates with BlackRock,
                                 Inc. to create a new asset management company
                                 that is one of the world's largest asset
                                 management firms with over $1 trillion in
                                 assets under management. As a result of that
                                 transaction, ML & Co., a financial services
                                 holding company, owns approximately 49% of
                                 BlackRock, Inc., The PNC Financial Services
                                 Group, Inc. ("PNC") owns approximately 34%, and
                                 approximately 17% is held by employees and
                                 public shareholders. ML & Co. and PNC may be
                                 deemed to be "controlling persons" of the
                                 sub-adviser (as defined under the Investment
                                 Company Act) because of their ownership of
                                 BlackRock, Inc.'s voting securities or their
                                 power to exercise a controlling influence over
                                 BlackRock, Inc.'s management or policies.
                                 BlackRock Investment Management, LLC's
                                 principal business address is 800 Scudders Mill
                                 Road, 2D, Plainsboro, NJ 08536.

Cadence Capital Management LLC   Cadence Capital Management LLC, located at 265
                                 Franklin Street, 11th Floor, Boston, MA,
                                 provides advisory services to mutual funds and
                                 institutional accounts. Cadence Capital
                                 Management Corporation, the predecessor
                                 investment adviser to Cadence Capital
                                 Management LLC, commenced operations in 1988.
                                 Accounts managed by Cadence Capital Management
                                 LLC had combined assets as of December 31,
                                 2006, of approximately $8 billion.

Davis Selected Advisers, L.P.    Davis Advisors was established in 1969. Davis
                                 Investments, LLC, an entity controlled by
                                 Christopher C. Davis, is the Adviser's sole
                                 general partner. Davis Advisors had
                                 approximately $98 billion in assets under
                                 management as of December 31, 2006. Its
                                 principal business address is 2949 E. Elvira
                                 Rd, Suite 101, Tucson, AZ 85706.

Delaware Management Company      Delaware Management Company, a series of
                                 Delaware Management Business Trust, is an
                                 indirect, wholly owned subsidiary of Delaware
                                 Management Holdings, Inc. Delaware Management
                                 Company and its affiliates had approximately
                                 $162 billion in assets under management as of
                                 December 31, 2006. Its principal business
                                 address is 2005 Market Street, Philadelphia, PA
                                 19103-7094.

Fayez Sarofim & Co.              Fayez Sarofim & Co. is an independent entity
                                 that had approximately $35 billion in assets
                                 under management as of December 31, 2006. Its
                                 principal business address is Two Houston
                                 Center, Suite 2907, Houston, TX 77010.

JPMorgan Investment Management   JPMorgan Investment Management Inc.
Inc.                             ("JPMorgan"), an indirect wholly-owned
                                 subsidiary of J.P. Morgan Chase and Co., is a
                                 publicly-traded bank holding company. As of
                                 December 31, 2006, JPMorgan and its affiliates
                                 had approximately $1,013 billion in assets
                                 under management. JPMorgan's principal business
                                 address is 522 Fifth Avenue, New York, NY
                                 10036.

J. & W. Seligman & Co.           J. & W. Seligman & Co. Incorporated founded in
Incorporated                     1864, had assets of approximately $19 billion
                                 under management as of December 31, 2006. Its
                                 principal office is located at 100 Park Avenue,
                                 New York, NY 10017.

Kayne Anderson Rudnick           Kayne Anderson Rudnick Investment Management,
Investment Management, LLC       LLC, Kayne Anderson Rudnick Investment
                                 Management, LLC, established in 1984, is
                                 majority-owned by Phoenix Investment Partners.
                                 Kayne Anderson Rudnick Investment Management,
                                 LLC had approximately $6 billion in assets
                                 under management as of December 31, 2006. Its
                                 principal business address is 1800 Avenue of
                                 the Stars, Second Floor, Los Angeles, CA 90067.

Lazard Asset Management LLC      Lazard Asset Management LLC, a subsidiary of
                                 Lazard Freres & Co. LLC, had approximately $98
                                 billion in assets under management as of
                                 December 31, 2006. Its principal business
                                 address is 30 Rockefeller Plaza, 57th Floor,
                                 New York, NY 10112.

Loomis, Sayles & Company, L.P.   Loomis, Sayles & Company, L.P. is a wholly
                                 owned subsidiary of IXIS Asset Management US
                                 Group, L.P. As of December 31, 2006, Loomis
                                 Sayles had approximately $96 billion in assets
                                 under management. Its principal business
                                 address is One Financial Center Boston, MA
                                 02111.

Lord, Abbett & Co. LLC           Lord, Abbett & Co. LLC had approximately $107
                                 billion in assets under management as of
                                 December 31, 2006. Its principal business
                                 address is 90 Hudson Street, Jersey City, NJ
                                 07302.

Marsico Capital Management,      Marsico Capital Management, LLC is an indirect
LLC                              wholly owned subsidiary of Bank of America
                                 Corporation. As of December 31, 2006, Marsico
                                 had approximately $84 billion in assets under
                                 management. Its principal business address is
                                 1200 17th Street, Suite 1600, Denver, CO 80202.

NFJ Investment Group L.P.        NFJ Investment Group L.P., located at 2100 Ross
                                 Avenue, Suite 700, Dallas, TX 75201, provides
                                 advisory services to mutual funds and
                                 institutional accounts. NFJ Investment Group,
                                 Inc., the predecessor investment adviser to NFJ
                                 Investment Group L.P., commenced operations in
                                 1989. Accounts managed by NFJ Investment Group
                                 L.P. had assets as of December 31, 2006, of
                                 approximately $34 billion.

NWQ Investment Management        NWQ Investment Management Company, LLC ("NWQ")
Company, LLC                     is a wholly owned subsidiary of Nuveen
                                 Investments, Inc. NWQ had approximately $16
                                 billion in assets under management as of
                                 December 31, 2006. NWQ's principal business
                                 address is 2049 Century Park East, 16th Floor,
                                 Los Angeles, CA 90067.

Rittenhouse Asset Management,    Rittenhouse Asset Management, Inc.
Inc.                             ("Rittenhouse") had approximately $4 billion in
                                 assets under management as of December 31,
                                 2006. Rittenhouse is a wholly owned subsidiary
                                 of Nuveen Investments, Inc. Its principal
                                 business address is Five Radnor Corporate
                                 Center, Suite 300, 100 Matsonford Road, Radnor,
                                 PA 19087-4599.

SUB-ADVISORY AGREEMENTS

The Board, including a majority of the independent trustees, approved the Sub-Advisory Agreements for the Portfolios with their respective Sub-Advisers, as indicated below.

PORTFOLIO                                                             SUB-ADVISER                       DATE
---------                                                             -----------                       ----
Roszel/Lord Abbett Large Cap Value Portfolio            Lord, Abbett & Co. LLC                   March 16, 2007
Roszel/Davis Large Cap Value Portfolio                  Davis Selected Advisers, L.P.            September 14, 2006
Roszel/BlackRock Relative Value Portfolio               BlackRock Investment Management, LLC     March 16, 2007
Roszel/Lord Abbett Affiliated Portfolio                 Lord, Abbett & Co. LLC                   March 16, 2007
Roszel/Fayez Sarofim Large Cap Core Portfolio           Fayez Sarofim & Co.                      March 16, 2007
Roszel/AllianceBernstein Large Cap Core Portfolio       AllianceBernstein L.P.                   March 16, 2007
Roszel/Loomis Sayles Large Cap Growth Portfolio         Loomis, Sayles & Company, L.P.           March 16, 2007
Roszel/Rittenhouse Large Cap Growth Portfolio           Rittenhouse Asset Management, Inc.       March 16, 2007
Roszel/Marsico Large Cap Growth Portfolio               Marsico Capital Management, LLC          March 16, 2007
Roszel/Allianz CCM Capital Appreciation Portfolio       Cadence Capital Management LLC           March 16, 2007
Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio   Kayne Anderson Rudnick Investment        March 16, 2007
                                                        Management, LLC
Roszel/Lord Abbett Mid Cap Value Portfolio              Lord, Abbett & Co. LLC                   March 16, 2007
Roszel/Cadence Mid Cap Growth Portfolio                 Cadence Capital Management LLC           March 16, 2007
Roszel/Seligman Mid Cap Growth Portfolio                J. & W. Seligman & Co. Incorporated      March 16, 2007
Roszel/NWQ Small Cap Value Portfolio                    NWQ Investment Management Company, LLC   March 16, 2007

Roszel/Allianz NFJ Small Cap Value Portfolio            NFJ Investment Group L.P.                March 16, 2007
Roszel/Delaware Small-Mid Cap Growth Portfolio          Delaware Management Company              March 16, 2007
Roszel/JPMorgan Small Cap Growth Portfolio              JPMorgan Investment Management  Inc.     March 16, 2007
Roszel/Delaware Trend Portfolio                         Delaware Management Company              March 16, 2007
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio      JPMorganInvestment Advisors, Inc.        March 9, 2006
Roszel/Lazard International Portfolio                   Lazard Asset Management LLC              March 16, 2007
Roszel/JPMorgan International Equity Portfolio          JPMorgan Investment Management  Inc.     December 20, 2006
Roszel/Lord Abbett Government Securities Portfolio      Lord, Abbett & Co. LLC                   March 16, 2007
Roszel/BlackRock Fixed-Income Portfolio                 BlackRock Investment Management, LLC     March 16, 2007
Roszel/Lord Abbett Bond Debenture Portfolio             Lord, Abbett & Co. LLC                   March 16, 2007

Each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Portfolio on sixty days written notice to Roszel Advisors and the applicable Sub-Adviser, or by Roszel Advisors, or by a Sub-Adviser, on sixty days written notice to the other. Each Sub-Advisory Agreement automatically terminates in the event of its assignment or in the event of the termination of the Management Agreements between Roszel Advisors and the Trust. Otherwise, each Sub-Advisory Agreement will continue in effect for two years, and thereafter will continue from year to year so long as the continuance is specifically approved at least annually by: (1) the Board, or by the vote of a majority of the outstanding voting securities representing an interest in the Portfolio, and
(2) a majority vote of the Independent Trustees.

SUB-ADVISORY FEES

The table below indicates the annual fee rate (as a percentage of average daily net assets) Roszel Advisors pays each Sub-Adviser under the applicable Sub-Advisory Agreement.

PORTFOLIO                                     SUB-ADVISER                            SUB-ADVISORY FEE
---------                                     -----------                            ----------------
Roszel/Lord Abbett Large Cap     Lord, Abbett & Co. LLC                 0.35% on the first $200 million,
Value Portfolio                                                         0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million

Roszel/Davis Large Cap Value     Davis Selected Advisers, L.P.          0.40%
Portfolio

Roszel/BlackRock Relative        BlackRock Investment Management,       0.35% on the first $200 million,
Value Portfolio                  LLC                                    0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million

Roszel/Lord Abbett Affiliated    Lord, Abbett & Co. LLC                 0.35% on the first $200 million,
Portfolio                                                               0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million

Roszel/Fayez Sarofim Large Cap   Fayez Sarofim & Co.                    0.35% on the first $200 million and,
Core Portfolio                                                          0.27% on assets in excess of $200 million

Roszel/AllianceBernstein Large   AllianceBernstein L.P.                 0.38%
Cap Core Portfolio

Roszel/Loomis Sayles Large Cap   Loomis, Sayles & Company, L.P.         0.35%
Growth Portfolio

Roszel/Rittenhouse Large Cap     Rittenhouse Asset Management, Inc.     0.35% on the first $200 million,
Growth Portfolio                                                        0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million

Roszel/ Marsico Large Cap        Marsico Capital Management, LLC        0.40%
Growth Portfolio

Roszel/ Allianz CCM Capital      Cadence Capital Management LLC         0.35% on the first $200 million,
Appreciation Portfolio                                                  0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million

Roszel/Kayne Anderson Rudnick    Kayne Anderson Rudnick Investment      0.35% on the first $200 million,
Mid Cap Value Portfolio          Management, LLC                        0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million

Roszel/Lord Abbett Mid Cap       Lord, Abbett & Co. LLC                 0.40% on the first $200 million,
Value Portfolio                                                         0.35% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million

Roszel/Cadence Mid Cap Growth    Cadence Capital Management LLC         0.35% on the first $200 million,
Portfolio                                                               0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million

Roszel/Seligman Mid Cap Growth   J. & W. Seligman & Co. Incorporated    0.40% on the first $200 million,
Portfolio                                                               0.35% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million

PORTFOLIO                                     SUB-ADVISER                            SUB-ADVISORY FEE
---------                                     -----------                            ----------------
Roszel/NWQ Small Cap Value       NWQ Investment Management Company,     0.40% on the first $200 million,
Portfolio                        LLC                                    0.32% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million

Roszel/Allianz NFJ Small Cap     NFJ Investment Group L.P.              0.44% on the first $200 million,
Value Portfolio                                                         0.35% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million

Roszel/Delaware Small-Mid Cap    Delaware Management Company            0.40% on the first $100 million,
Growth Portfolio                                                        0.35% on the second $100 million, and
                                                                        0.33% on assets in excess of $200 million

Roszel/JPMorgan Small Cap        JPMorgan Investment Management  Inc.   0.50% on the first $1 billion, and
Growth Portfolio                                                        0.45% on assets in excess of $1 billion

Roszel/Delaware Trend            Delaware Management Company            0.40% on the first $100 million,
Portfolio                                                               0.35% on the second $100 million, and
                                                                        0.33% on assets in excess of $200 million

Roszel/JPMorgan Multi-Cap        JPMorgan Investment Management Inc.    1.00 %
Market Neutral Portfolio

Roszel/Lazard International      Lazard Asset Management LLC            0.45% on the first $200 million,
Portfolio                                                               0.40% on the second $200 million, and
                                                                        0.35% on assets in excess of $400 million

Roszel/JPMorgan International    JPMorgan Investment Management  Inc.   0.40%
Equity Portfolio

Roszel/Lord Abbett Government    Lord, Abbett & Co. LLC                 0.20%
Securities Portfolio

Roszel/BlackRock                 BlackRock Investment Management, LLC   0.20%(4)
Fixed-Income Portfolio

Roszel/Lord Abbett Bond          Lord, Abbett & Co. LLC                 0.35% on the first $1 billion,
Debenture Portfolio                                                     0.25% on the next $500 million, and
                                                                        0.20% on assets in excess of $1.5 billion

----------
(4) Effective May 1, 2004, the Portfolio's sub-advisory fee changed from 0.25% to 0.20%.

The below table reflects the sub-advisory fee paid by Roszel Advisors with respect to each Portfolio for the years ended December 31, 2004, December 31, 2005 and December 31, 2006.

                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                         2004           2005           2006
---------                                                     ------------   ------------   ------------
Roszel/Lord Abbett Large Cap Value Portfolio                    $ 42,469       $ 37,441       $ 38,340
Roszel/Davis Large Cap Value Portfolio                          $ 10,433       $ 10,748       $ 12,751
Roszel/BlackRock Relative Value Portfolio                       $ 55,383       $ 48,978       $ 52,948
Roszel/Lord Abbett Affiliated Portfolio                         $116,125       $132,740       $184,958
Roszel/Fayez Sarofim Large Cap Core Portfolio                   $  3,300       $  5,809       $  5,654
Roszel/AllianceBernstein Large Cap Core Portfolio               $  8,793       $  7,982       $  7,833
Roszel/Loomis Sayles Large Cap Growth Portfolio                 $  4,963       $  4,518       $  6,072
Roszel/Rittenhouse Large Cap Growth Portfolio                   $ 39,128       $ 33,412       $ 31,918
Roszel/Marsico Large Cap Growth Portfolio                       $ 14,836       $ 15,015       $ 22,781
Roszel/Allianz CCM Capital Appreciation Portfolio               $614,448       $617,428       $739,755
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio     $ 15,872       $ 12,033       $ 11,730
Roszel/Lord Abbett Mid Cap Value Portfolio                      $549,423       $653,258       $779,249
Roszel/Cadence Mid Cap Growth Portfolio                         $ 12,810       $ 10,068       $ 10,213
Roszel/Seligman Mid Cap Growth Portfolio                        $174,520       $221,670       $274,342
Roszel/NWQ Small Cap Value Portfolio                            $ 22,595       $ 21,113       $ 29,388
Roszel/Allianz NFJ Small Cap Value Portfolio                    $296,277       $470,527       $624,512
Roszel/Delaware Small-Mid Cap Growth Portfolio                  $ 11,830       $ 13,856       $ 15,204
Roszel/JPMorgan Small Cap Growth Portfolio                      $356,579       $387,134       $498,089
Roszel/Delaware Trend Portfolio                                 $297,332       $216,687       $198,522
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                   N/A            N/A       $ 94,130
Roszel/Lazard International Portfolio                           $ 21,209       $ 22,139       $ 29,693
Roszel/JPMorgan International Equity Portfolio                  $ 12,254       $ 12,744       $ 18,554
Roszel/Lord Abbett Government Securities Portfolio              $ 23,619       $ 19,786       $ 20,235
Roszel/BlackRock Fixed-Income Portfolio                         $ 36,336       $ 28,928       $ 28,273
Roszel/Lord Abbett Bond Debenture Portfolio                     $ 52,163       $ 51,416       $ 54,944

ADDITIONAL INFORMATION ABOUT ROSZEL ADVISORS

The managers and principal officers of Roszel Advisors are:

NAME                  POSITION WITH ROSZEL ADVISORS            POSITION WITH THE TRUST
----                  -----------------------------            -----------------------
John Manetta       Manager, President and Chief         None
                   Investment Officer

J. David Meglen    Vice President and Chief Operating   Vice President
                   Officer

Ann M. Strootman   Treasurer                            Treasurer and Chief Financial Officer

Barry Skolnick     Chief Compliance Officer             Secretary and Chief Compliance
                                                        Officer

Frances Grabish    Secretary                            Assistant Secretary

ADMINISTRATOR

Pursuant to an agreement with the Trust, J.P. Morgan Investor Services Co. ("J.P. Morgan Investor Services") serves as the Trust's Administrator. As the Administrator, J.P. Morgan Investor Services is responsible for providing the general business administration of the Trust and financial accounting services for the Portfolios as well as providing general oversight and coordination of the Trust's other service providers such as those providing audit, custody, transfer agency, and dividend disbursing services.

Specific services provided by J.P. Morgan Investor Services include: (1) oversight and coordination of administrative service providers, (2) general business administration (e.g., reviewing bills and authorizing payment), (3) providing clerical, secretarial, and bookkeeping services, office supplies, office space and related services (including telephone and other utility services), (4) administrative support to Trust officers and other Roszel Advisors employees who provide legal, financial and other services to the Trust,
(5) financial accounting services, (6) facilitating and managing Board meetings,
(7) scheduling, planning and managing shareholders meeting, (8) initial preparation and filing of SEC registration statements for the Trust, and (9) preparing and distributing, or assisting in the preparation and distribution of reports, proxy materials, and other communications with the Trust's shareholders.

Financial accounting services include: (a) daily computation of each Portfolio's net asset value, (b) periodic computation of dividends, (c) periodic preparation of financial statements for each Portfolio, (d) maintenance of required books and records, and (e) preparation and filing of tax returns, annual reports and other government filings. Facilitating and managing Board meetings includes: (a) scheduling and planning agendas, (b) preparing or assisting in the preparation of meeting materials such as performance and expense reports for each Portfolio, and (c) supervision and coordination of the preparation of reports from Advisers.

For providing these services, the Trust pays J.P. Morgan Investor Services a fixed fee for each Portfolio based on its assets measured on July 1 of each year, according to the following schedule:

Up to $2,000,000                       $ 5,000
Above $2,000,000 through $10,000,000   $10,000
Above $10,000,000                      $18,000

plus an asset based charge calculated according to the following schedule.

     0.12 of 1% on the first $1 billion in average daily net assets; plus

     0.10 of 1% on average daily net assets in excess of $1 billion up to $2 billion; plus

     0.075of 1% of the average daily net assets in excess of $2 billion.

     An annual sum of $165,000 for Fund Regulatory Services.

J.P. Morgan Investor Services is located at 73 Tremont Street, Boston, Massachusetts 02108-3913.

                           PORTFOLIO MANAGEMENT TEAMS

GENERAL DISCLOSURE

This section includes information about each Portfolio's management team ("Portfolio Managers"), including information about other accounts they manage, the dollar range of Portfolio shares they own and how they are compensated. This information has been prepared by each of the Portfolio's Sub-Advisers in response to a questionnaire furnished to them by the Administrator soliciting the information set forth below.

ALLIANCEBERNSTEIN, L.P.

POTENTIAL CONFLICTS OF INTEREST. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading - AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients - AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities - AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

Fixed base salary - This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

Discretionary incentive compensation in the form of an annual cash bonus - AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards") - AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities.

Contributions under AllianceBernstein's Profit Sharing/401(k) Plan - The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, Catherine Wood managed 3 other registered investment companies with a total of $5,209 (mm) in assets; 35 pooled investment vehicles other than registered investment companies with a total of $7,767 (mm) in assets; and 76 other accounts with a total of $2,494 (mm) in assets. Thomas Conte managed 3 other registered investment companies with a total of $5,209 (mm) in assets; 35 pooled investment vehicles other than registered investment companies with $7,767 (mm) in assets and 76 other accounts with a total of $2,494 (mm) in assets. Tom Zottner managed 3 other registered investment companies with a total of $5,209
(mm) in assets; 35 pooled investment vehicles other than registered investment companies with a total of $7,767 (mm) in assets; and 76 other accounts with a total of $2,494 (mm) in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, none of the AllianceBernstein Portfolio Managers beneficially owned any shares of the Portfolio.

BLACKROCK INVESTMENT MANAGEMENT, LLC

POTENTIAL CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-today portfolio management responsibilities with respect to more than one mutual fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by BlackRock Investment Management, LLC ("BlackRock") and its affiliates, including other client accounts managed by a Portfolio's Portfolio Managers. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of BlackRock and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of BlackRock and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by BlackRock to be equitable to each. BlackRock will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of BlackRock and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's Portfolio Managers have responsibilities for managing accounts in addition to the Portfolios, a Portfolio Manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) BlackRock may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a Portfolio Manager owns an interest in one fund or account he or she manages and not another.

PORTFOLIO MANAGER COMPENSATION STRUCTURE.

BlackRock's financial arrangements with its Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, Portfolio Managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, Portfolio Managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan ("LTIP"). The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

Deferred Compensation Program. A portion of the compensation paid to each Portfolio Manager may be voluntarily deferred by the Portfolio Manager into an account that tracks the performance of certain of the firm's investment products. Each Portfolio Manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards. While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain Portfolio Managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

Incentive Savings Plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each Portfolio Manager is eligible to participate in these plans.

Annual incentive compensation for each Portfolio Manager is a function of several components: the performance of BlackRock, Inc., the performance of the Portfolio Manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that Portfolio Manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, Portfolio Managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the Portfolio Managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each Portfolio Manager. The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the

Portfolio Manager's compensation based on the performance of the funds and other accounts managed by each Portfolio Manager relative to the various benchmarks. Senior Portfolio Managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, Fred Gaskin managed 2 other registered investment companies with a total of $106 million in assets; 3 pooled investment vehicles other than registered investment companies with a total of $67 million in assets; 12 other accounts with a total of $2.8 billion in assets; and 1 of which, with a total of $117 million in assets, had an advisory fee based on the performance of the account. Kevin Bormida managed 2 other accounts with a total of $1.768 billion in assets. Robert Stanley managed 235 other accounts with a total of $303 million in assets; and Bruce Repasy managed 63 other accounts with a total of $1.684 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, neither Fred Gaskin nor Kevin Bormida beneficially owned any shares of the Portfolio that they managed.

CADENCE CAPITAL MANAGEMENT

POTENTIAL CONFLICTS OF INTEREST. Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Portfolio. Some of these clients' portfolios are managed using the same investment strategies and objectives that the Portfolio Managers use to manage the Portfolio, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a class (each, a "Class") such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Class. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Class may be selling a security, while another Class may be purchasing or holding the same security. As a result, transactions executed for the Class that is selling the security may adversely affect the value of any Class that is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the Portfolio. For example, Cadence may receive more compensation with respect to certain Classes than that received with respect to other Classes or the Portfolio or may receive compensation based in part on the performance of accounts in a certain Class. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Class, to the possible detriment of other Classes for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Portfolio.

Each Portfolio Manager's management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in some of the accounts managed by such Portfolio Managers. In addition, some of the accounts managed by the Portfolio Managers may be investment options in Cadence's employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Cadence Capital Management, LLC ("Cadence") compensates each Portfolio Manager for his management of the Portfolio. Each Portfolio Manager's compensation consists of an annual salary and a share of the firm's profits, payment of which may in some cases be deferred, at the Portfolio Manager's election, pursuant to a deferred compensation plan in which each Portfolio Manager may participate.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, William B. Bannick and Robert L. Fitzpatrick jointly managed 5 mutual funds with a total of $3,607 billion in assets; 1 pooled investment vehicles other than mutual funds with a total of $22,526 million in assets; and 114 other accounts with a total of $4,294 billion in assets including 2 accounts with performance based fees of $40,213 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, neither William B. Bannick nor Robert L. Fitzpatrick beneficially owned any shares of either Portfolio.

DAVIS SELECTED ADVISERS, L.P.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

     - The management of multiple portfolios and/or other accounts result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager managed using the same investment models that are used in connection with the management of the portfolios.

     - If a portfolio manager identifies a limited investment which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

     - With respect to securities transactions for the portfolios, Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

     - Finally, substantial investment of Davis Advisors or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive-based fee on any account.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Kenneth Feinberg's compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, Christopher Davis managed 31 other mutual funds with $76.9 billion in assets; 12 other pooled investment vehicles with over $1.5 billion in assets; and 47,000 other accounts (primarily managed money/wrap accounts) with over $15.1 billion in assets. No accounts managed maintain a performance based fee. Kenneth Feinberg managed 28 other mutual funds with $76.9 billion in assets; 12 other pooled investment vehicles with over $1.5 billion in assets; and 47,000 other accounts (primarily managed money/wrap accounts) with over $15.1 billion in assets. No accounts managed maintain a performance based fee.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, neither Christopher Davis nor Kenneth Feinberg owned any shares of Roszel/Davis Large Cap Value Portfolio.

DELAWARE MANAGEMENT COMPANY

POTENTIAL CONFLICTS OF INTEREST. Individual Portfolio Managers may perform investment management services for other accounts, including other mutual funds, similar to those provided to the Portfolios. However, the investment action for each account may differ. For example, one account may be selling a security, while another account may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and the Portfolios may give rise to potential conflicts of interest, as a Portfolio Manager must allocate time and effort to multiple accounts and the Portfolio. A Portfolio Manager may discover an investment opportunity that may be suitable for more than one account or Portfolio. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

One of the accounts managed by the Portfolio Managers has a performance-based fee. This compensation structure presents a potential conflict of interest. The Portfolio Manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A Portfolio Manager's management of personal accounts also may present certain conflicts of interest. While the investment manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Each Portfolio Manager's compensation consists of the following:

Base Salary - Each named Portfolio Manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that Portfolio Manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named Portfolio Manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's revenue minus any direct expenses (expenses associated with product and investment management team). The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

Deferred Compensation - Each named Portfolio Manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan - Portfolio Managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments

U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by Delaware in its full discretion. Option awards may be based in part on seniority.

In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three-year vesting schedule and the amount received under the performance shares is a function of Lincoln's share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by the investment manager in its full discretion. Other Compensation - Portfolio Managers may also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, Marshall T. Bassett managed 23 mutual funds with a total of $4.0 billion in assets; 1 pooled investment vehicle other than mutual funds with a total of $4.1 million in assets; and 26 other accounts with a total of $1.7 billion in assets, and performance based fees of $98.5 million in assets. Steven Catricks managed 23 mutual funds with a total of $4.0 billion in assets; 1 pooled investment vehicle other than mutual funds with a total of $4.1 million in assets; and 17 other accounts with a total of $1.7 billion in assets, and performance based fees of $98.5 million in assets. Barry Gladstein managed 23 mutual funds with a total of $4.0 billion in assets; 1 pooled investment vehicle other than mutual funds with a total of $4.1 million in assets; and 14 other accounts with a total of $1.7 billion in assets, and performance based fees of $98.5 million in assets. Christopher Holland managed 23 mutual funds with a total of $4.0 billion in assets; 1 pooled investment vehicle other than mutual funds with a total of $4.1 million in assets; and 17 other accounts with a total of $1.7 billion in assets, and performance based fees of $98.5 million in assets. Steven T. Lampe managed 23 mutual funds with a total of $4.0 billion in assets; 1 pooled investment vehicle other than mutual funds with a total of $4.1 million in assets; and 14 other accounts with a total of $1.7 billion in assets, and performance based fees of $98.5 million in assets. Rudy Torrijos managed 23 mutual funds with a total of $4.0 billion in assets; 1 pooled investment vehicle other than mutual funds with a total of $4.1 million in assets; and 14 other accounts with a total of $1.7 billion in assets, and performance based fees of $98.5 million in assets. Lori P. Wachs managed 23 mutual funds with a total of $4.0 billion in assets; 1 pooled investment vehicle other than mutual funds with a total of $4.1 million in assets; and 15 other accounts with a total of $1.7 billion in assets, and performance based fees of $98.5 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. [As of December 31, 2006, none of Marshall T. Bassett, Steven Catricks, Barry Gladstein, Christopher Holland, Steven T. Lampe, Matthew Todorow, Rudy Torrijos and Lori P. Wachs beneficially owned any shares of the Portfolios that they manage.]

FAYEZ SAROFIM & CO.

POTENTIAL CONFLICTS OF INTEREST. Given that the entire fee-bearing asset base of Fayez Sarofim & Co. is managed in accordance with the same overarching investment philosophy, that the same group of individuals (i.e. the "Investment Committee") oversees all firm-wide portfolios, and given that this philosophy is predicated on investing in large, highly liquid securities; it is Fayez Sarofim & Co.'s stance that there are no material conflicts of interest that may arise in connection with the Fayez Sarofim & Co. Investment Committee simultaneously managing the Portfolio and other accounts.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. At the present time, all of Fayez Sarofim & Co.'s Portfolio Managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonuses and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the Portfolio Manager's compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Fayez Sarofim & Co.'s Board of Directors review and consider the accomplishments and development of each Portfolio Manager, especially with respect to those client accounts involving the Portfolio Manager. A lesser component of the Portfolio Manager's compensation results from the possible issuance of stock options and incentive stock options. Portfolio Managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Fayez Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, Fayez Sarofim, Raye G. White, William K. McGee, Ralph B. Thomas, Charles E. Sheedy and Christopher B. Sarofim collectively managed six mutual funds with a total of $6 billion in assets; three pooled investment vehicles other than mutual funds with a total of $1 billion in assets; and 1,032 other accounts with a total of roughly $28 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, none of Fayez Sarofim, Raye G. White, William K. McGee, Ralph B. Thomas, Charles E. Sheedy and Christopher B. Sarofim beneficially owned any shares of the Portfolio.

JPMORGAN INVESTMENT MANAGEMENT INC.

POTENTIAL CONFLICTS OF INTEREST. The potential for conflicts of interest exists when Portfolio Managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan) and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by Portfolio Managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by Portfolio Managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its Portfolio Managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the Portfolio Managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Potfolio invests, JP Morgan or its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with Portfolio guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION STRUCTURE.

JP Morgan's Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each Portfolio Manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such Portfolio Manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio Manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each Portfolio Manager's performance with respect to the mutual funds he or she manages, the portfolio's pre-tax performance is compared to the appropriate market peer group and to each portfolio's benchmark index listed in the portfolio's prospectus over one, three and five year periods (or such shorter time as the Portfolio Manager has managed the portfolio). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a Portfolio Manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a Portfolio Manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the Portfolio Manager receives cash equal to the market value of the notional investment in the selected mutual funds.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2006, James Fisher managed 8 mutual funds with a total of $8,916 (mm) in assets; 7 pooled investment vehicles other than mutual funds with a total of $6,181 (mm) in assets; 30 other accounts with a total of $7,614 (mm) in assets; and 7 of which, with a total of $2,183 (mm) in assets, had an advisory fee based on the performance of the account. Bala Iyer managed 10 mutual funds with a total of $12,947 (mm) in assets; 3 pooled investment vehicles other than mutual funds with a total of $594 (mm) in assets; and 38 other accounts with a total of $1,464 (mm) in assets. Matthew Constancio managed 4 mutual funds with a total of $5,991 (mm) in assets. Eytan Shapiro managed 3 mutual funds with a total of $795
(mm) in assets; 3 pooled investment vehicles other than mutual funds with a total of $169 (mm) in assets; and 2 other accounts with a total of $218 (mm) in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, none of James Fisher, Bala Iyer, Matthew Constancio and Eytan Shapiro beneficially own any shares of the Portfolios.

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

POTENTIAL CONFLICTS OF INTEREST. There may be certain inherent conflicts of interest that arise in connection with the Portfolio Managers' management of the Portfolio's investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular Portfolio Manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the adviser may have in place that could benefit the funds or such other accounts. Policies and procedures have been adopted that are designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Portfolio's shareholders and contract owners. Each Portfolio Manager is required to certify his or her compliance with these procedures on a quarterly basis. Additionally, there are no material conflicts of interest since Portfolio Managers generally manage mutual funds and other accounts having similar investment strategies.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

The bonus amount for a Portfolio Manager is based upon how well the individual manager performs in his or her assigned products versus industry benchmarks, achieves growth in total assets under management including, but not limited to, this Portfolio, and a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for Portfolio Managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Following is a more detailed description of the compensation structure of the Portfolio's Managers.

Base Salary. Each Portfolio Manager is paid a base salary, which is determined by KAR and is designed to be competitive in light of the individual's experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Generally, the current Performance Incentive Plan for Portfolio Managers at KAR has several components:

(1) Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the Portfolios managed is measured over one, three, and five-year periods against the specified benchmark. Generally, an individual Portfolio Manager's participation is based on the performance of each Portfolio overseen and is weighted roughly by total assets in each of those Portfolios.

(2) Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the Portfolio Manager is associated.

(3) Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the Portfolio Manager's investment area.

The Performance Incentive Plan applicable to some Portfolio Managers varies from the description above. For instance, plans applicable to certain Portfolio Managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the Portfolio Manager is associated, or (iii) may contain a guarantee payout.

Long-Term Incentive Bonus. KAR investment professionals are eligible for participation in a 25% bonus pool. They are also eligible to receive Phoenix Restricted Stock Units with multi-year vesting, subject to Phoenix board approval. The three components used to evaluate participation in this incentive compensation program are (1) relative portfolio performance, (2) citizenship and professional development, and (3) achievement of Phoenix target profitability.

Other Benefits. Portfolio Managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, Robert Schwarzkopf and Sandi Gleason jointly managed 5 mutual funds with a total of $185 (mm) in assets and 17,930 other accounts with a total of $4,244 (mm) in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, neither Robert Schwarzkopf nor Sandi Gleason beneficially owned any shares of the Portfolio.

LAZARD ASSET MANAGEMENT LLC

POTENTIAL CONFLICTS OF INTEREST. Although the potential for conflicts of interest exist when an investment adviser and Portfolio Managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Portfolio, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Portfolio and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager's time dedicated to each account, Lazard periodically reviews each Portfolio Manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Portfolio. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Portfolio.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Portfolio invests, Lazard could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any Portfolio Managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Lazard's Portfolio Managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to the Portfolio. Portfolio managers responsible for managing the Portfolio may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager's compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolios; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the Portfolio Manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including Portfolio Managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

The Managers International Equity Fund team's compensation is a combination of a portion of the Global Thematic Equity strategy revenues, and equity ownership in Lazard, which can grow to a pre-agreed ceiling as a function of growth in Global Thematic Equity assets under management. The four members of the team share equally these compensation arrangements.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS.

As of December 31, 2006, John R. Reinsberg managed 14 mutual funds with a total of $771 million in assets; 32 pooled investment vehicles other than mutual funds with a total of $23 million in assets; and 1059 other accounts with a total of $11 billion in assets. Gabrielle M. Boyle managed 9 mutual funds with a total of $3 billion in assets; 69 pooled investment vehicles other than mutual funds with a total of $5 billion in assets; and 1245 other accounts with a total of $21 billion in assets. Michael Powers managed 9 mutual funds with a total of $3 billion in assets; 50 pooled investment vehicles other than mutual funds with a total of $753 million in assets; and 1243 other accounts with a total of $21 billion in assets. Michael A. Bennett managed 9 mutual funds with a total of $3 billion in assets; 25 pooled investment vehicles other than mutual funds with a total of $215 million in assets; and 1034 other accounts with a total of $25 million in assets. Michael G. Fry managed 9 mutual funds with a total of $3 billion in assets; 54 pooled investment vehicles other than mutual funds with a total of $1 billion in assets; and 1234 other accounts with a total of $47 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, none of John R. Reinsberg, Gabrielle M. Boyle, Michael Powers, Michael A. Bennett, and Michael G. Fry beneficially owned shares in the Portfolio.

LOOMIS, SAYLES & COMPANY, L.P.

POTENTIAL CONFLICTS OF INTEREST. The fact that a Portfolio Manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A Portfolio Manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Loomis Sayles believes that Portfolio Manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components - base salary, variable compensation and a long-term incentive program. Although Portfolio Manager compensation is not directly tied to assets under management, a Portfolio Manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other Portfolio Managers. Loomis Sayles also offers a profit sharing plan.

Base salary - is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation - is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the Portfolio Manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A Portfolio Manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a Portfolio Manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Portfolio is the Russell 1000 Growth Index.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented a LONG-TERM INCENTIVE PLAN to attract and retain investment talent. The plan supplements existing compensation. This plan has several important components distinguishing it from traditional equity ownership plans:

     - the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

     - upon retirement a participant will receive a multi-year payout for his or her vested units;

     - participation is contingent upon signing an award agreement, which includes a non-compete covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to Portfolio Managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio Managers also participate in the Loomis Sayles PROFIT SHARING PLAN, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The Portfolio Managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, Mark
D. Baribeau managed 12 mutual funds with a total of $4.5 billion in assets, 7 pooled investment vehicles other than mutual funds with a total of $738 million in assets (one of which, with a total of $136 million in assets, had an advisory fee based on the performance of the account) and 173 other accounts with a total of $6.4 billion in assets. Richard D. Skaggs managed 10 mutual funds with a total of $4.0 billion in assets, 7 pooled investment vehicles other than mutual funds with a total of $738 million in assets (one of which, with a total of $136 million in assets, had an advisory fee based on the performance of the account) and 134 other accounts with a total of $6.3 billion in assets. Pamela N. Czekanski managed 10 mutual funds with a total of $4.0 billion in assets, 7 pooled investment vehicles other than mutual funds with a total of $738 million in assets (one of which, with a total of $136 million in assets, had an advisory fee based on the performance of the account) and 168 other accounts with a total of $6.5 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, none of Mr. Baribeau, Mr. Skaggs or Ms. Czekanski beneficially owned any shares of the Portfolio.

LORD, ABBETT & CO. LLC

POTENTIAL CONFLICTS OF INTEREST. Conflicts of interest may arise in connection with the Portfolio Managers' management of the investments of the Portfolios and the investments of other accounts discussed below. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. A Portfolio Manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the Portfolio Managers' management of the investments of the Portfolios and the investments of other accounts referenced below.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Lord Abbett compensates its Portfolio Managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the Portfolio Manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the Portfolio Manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the Portfolio Manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the Portfolio Manager's assets under management, the revenues generated by those assets, or the profitability of the Portfolio Manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses Portfolio Managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a Portfolio Manager's profit-sharing account are based on a percentage of the Portfolio Manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, Eli
M. Salzmann, as portfolio manager for the Roszel/Lord Abbett Affiliated Portfolio, managed 10 mutual funds with a total of $28,390.1 (mm) in assets; 9 pooled investment vehicles other than mutual funds with a total of $791.8 (mm) in assets; 45,132 other accounts with a total of $19,032.7 (mm) in assets, including 1 other account of $262.9 million in assets with performance based fees. As of December 31, 2006, Eli M. Salzmann, as portfolio manager for the Roszel/Lord Abbett Large Cap Value Portfolio, managed 10 mutual funds with a total of $28,439.2 (mm) in assets; 9 pooled investment vehicles other than mutual funds with a total of $791.8 (mm) in assets; 45,132 other accounts with a total of $19,032.7 (mm) in assets, including 1 other account of $262.9 million in assets with performance based fees. As of December 31, 2006, Sholom Dinsky, as portfolio manager for the Roszel/Lord Abbett Affiliated Portfolio, managed 10 mutual funds with a total of $28,390.1 (mm) in assets; 9 pooled investment vehicles other than mutual funds with a total of $791.8 (mm) in assets; 45,132 other accounts with a total of $19,032.7 (mm) in assets, including 1 other account of $262.9 million in assets with performance based fees. As of December 31, 2006, Sholom Dinsky, as portfolio manager for the Roszel/Lord Abbett Large Cap Value Portfolio, managed 10 mutual funds with a total of $28,439.2 (mm) in assets; 9 pooled investment vehicles other than mutual funds with a total of $791.8 (mm) in assets; 45,132 other accounts with a total of $19,032.7 (mm) in assets, including 1 other account of $262.9 million in assets with performance based fees. As of December 31, 2006, Robert I. Gerber managed 13 mutual funds with a total of $4,077.6 (mm) in assets and 13,055 other accounts with a total of $5,682.8 (mm) in assets. As of December 31, 2006, Edward K. von der Linde managed 11 mutual funds with a total of $14,606.4 (mm) in assets; 1 pooled investment vehicle other than mutual funds with a total of $35.5 (mm) in assets; and 3,106 other accounts with a total of $1,853.2 (mm) in assets. As of December 31, 2006, Howard E. Hansen managed 12 mutual funds with a total of $17,006.3
(mm) in assets; 2 pooled investment vehicles other than mutual funds with a total of $266.3 (mm) in assets; 3,117 other accounts with a total of $2,688.1
(mm) in assets, including 1 other account of $451.2 million in assets with performance based fees. As of December 31, 2006, Christopher J. Towle managed 14 mutual funds with a total of $14,416.4 (mm) in assets; 3 pooled investment vehicles other than mutual funds with a total of $1,160.9 (mm) in assets; and 4,319 other accounts with a total of $2,323.9 (mm) in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, none of Eli
M. Salzmann, Sholom Dinsky, Robert I. Gerber, Edward K. von der Linde, Howard E. Hansen and Christopher J. Towle beneficially owned any shares of the Portfolios that they manage.

MARSICO CAPITAL MANAGEMENT, LLC

POTENTIAL CONFLICTS OF INTEREST. As a general matter, MCM Capital Management, LLC ("MCM") faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio Managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, Portfolio Managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that Portfolio Managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a Portfolio Manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. MCM's Portfolio Managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. MCM's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio Manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio Managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. Portfolio Manager compensation comes solely from MCM. In addition to his salary and bonus, Mr. MCM may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

MCM does not tie Portfolio Manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a Portfolio Manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining Portfolio Manager compensation include, without limitation, effectiveness of the manager's leadership within MCM's investment team, contributions to MCM's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, Thomas Marsico managed 36 other registered investment companies with a total of $35 billion in assets; 14 pooled investment vehicles other than registered investment companies with a total of $2 billion in assets; and 189 other accounts with a total of $28 billion in assets (one of the 'other accounts' is a wrap fee platform which includes approximately 32,572 nderlying clients for total assets of approximately $13 billion).

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, Thomas Marsico did not beneficially own any shares of the Portfolio.

NFJ INVESTMENT GROUP L.P.

POTENTIAL CONFLICTS OF INTEREST. For standard clients who request access to certain investment opportunities, the Portfolio Manager is not permitted to make allocations based on personal preferences such as account performance, fee structure, etc. Investments by non-specialized funds follow a standard procedure to guarantee fair allotment and allocation:

     - Prior to placing a trade, Portfolio Managers specify their initial allotment. The initial order is documented and time stamped.

     -    Orders for the same investment are aggregated by the Trading desk.

     - Fully and partially executed orders are allocated on a pro-rata, average price basis. In the case of partially executed orders, redistribution may be appropriate based on the size / nature of the investing account.

     - For partially filled orders, preference may be given to specialized investment strategies that invest in similar securities as the investment opportunity that is being offered (i.e. emerging markets, high yield, etc.).

It is the policy of NFJ to aggregate all trades in the same investment opportunity or held across other accounts so as to provide best execution for its clients. While circumstances may require separate transactions, the firm's policy is to, whenever possible, aggregate trades to minimize transactional costs and inconsistencies and to ensure that every account receives equal treatment with regards to stock purchases.

General responsibility for insuring fair allocation for investment opportunities is carried out by the assigned Portfolio Manager. For securities purchased and sold across all accounts within an investment style, allocation for each account is initially calculated by the Trading Department. Aggregation is handled by the trading desk.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Contractual agreements provide the founders with competitive salaries and all benefits provided to the senior executives of Allianz. The founders/managing directors have a separate business entity contract and employment contract, including a profit sharing agreement. All other managing directors are eligible for profit sharing pool participation. Compensation is tied to successful job performance and growth in assets under management. All managing directors have available to them a Deferred Compensation Plan that is 100% voluntary on the part of the individual.

NFJ believes its compensation levels are on par with other industry firms. Employees are provided very competitive compensation packages with incentives, including annual bonuses, a benefits package, vacation, sick leave, etc. Compensation is fixed and is not based on the Portfolio's performance or the assets held by the Portfolio. All NFJ employees at the same level are compensated in the same way. There is no difference between the structure and method used to compensate the Portfolio Managers assigned to the Portfolio and other Portfolio Managers at NFJ.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, Ben Fischer managed 19 mutual funds with a total of $14.265 billion in assets; 5 pooled investment vehicles other than mutual funds with a total of $ 254 million in assets; and 76 other accounts with a total of $19.315 billion in assets. Paul
A. Magnuson managed 14 mutual funds with a total of $6.811 billion in assets; 4 pooled investment vehicles other than mutual funds with a total of $237 million in assets and 18 other accounts with a total of $1.469 billion in assets. Chris Najork managed 17 mutual funds with a total of $12.369 billion in assets; 4 pooled investment vehicles other than mutual funds with a total of $237 million in assets and 63 other accounts with a total of $17.292 billion in assets. R. Burns McKinney managed 7 mutual funds with a total of $5.587 billion in assets; 3 pooled investment vehicles other than mutual funds with a total of $208 million in assets and 16 other accounts with a total of $ 1.584 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, none of Ben Fischer, Paul A. Magnuson, Chris Najork and R.Burns McKinney beneficially owned any shares of the Portfolio.

NWQ INVESTMENT MANAGEMENT COMPANY LLC

POTENTIAL CONFLICTS OF INTEREST. The Portfolio Managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers' knowledge about the size, timing and possible market impact of Portfolio trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Portfolio. However, NWQ has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for the Portfolio and another accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other accounts.

Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. NWQ's Portfolio Managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The Portfolio Manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall annual profitability and the individual Portfolio Manager's contribution as measured by the overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package for Portfolio Managers includes an equity-like incentive for purchase (whose value is determined by various factors including the increase in profitability of NWQ over time). Additionally, the Portfolio Managers have been provided compensation in conjunction with signing long-term employment agreements. NWQ is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, Phyllis G. Thomas managed 5 registered investment companies with a total of $277 million in assets; 0 pooled investment vehicles other than registered investment companies with a total of $0 in assets and 4,645 other accounts with a total of $2 billion in assets. None of these accounts have performance-based fees.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, Phyllis G. Thomas did not beneficially own any shares of the Portfolio.

RITTENHOUSE ASSET MANAGEMENT, INC.

POTENTIAL CONFLICTS OF INTEREST. The Portfolio Managers' simultaneous management of the Portfolio and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Portfolio and the other accounts. Rittenhouse has adopted several policies that it believes address and mitigate potential conflicts of interest, including Best Execution Policy and Trading Policy and Procedures (including allocation) that are designed (1) to ensure that Portfolio Managers are seeking the best price for portfolio securities under the circumstances, (2) to promote fair and equitable allocation of investment opportunities among accounts over time and (3) to comply with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the Portfolio Manager. In addition, Rittenhouse has adopted a Code of Ethics that sets forth policies regarding conflicts of interest. The code contains provisions reasonably designed to prevent access persons, investment personnel, and the Portfolio Managers from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1 under the Investment Company Act of 1940 (such as fraud, material misstatements or omissions and manipulative practices).


PORTFOLIO MANAGER COMPENSATION STRUCTURE.

Compensation - Compensation for Portfolio Managers consists of three basic elements - base salary, cash bonus, and long-term incentive compensation. Rittenhouse's compensation strategy is to annually compare overall compensation including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining Portfolio Managers' compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the Portfolio Manager, the investment performance of the accounts managed by the Portfolio Manager, and the overall performance of Nuveen Investments, Inc., (the parent company of Rittenhouse). Although investment performance and assets under management are factors in determining compensation, they are not necessarily decisive factors. Additionally, although Rittenhouse will use certain benchmarks to evaluate Portfolio Managers' performance, (specifically the composite of the Rittenhouse Large-Cap Growth Portfolio; the composite of the Russell 1000 Growth Index; and the Rittenhouse Strategy Portfolio, a proprietary benchmark consisting of certain equity securities in Rittenhouse's universe that reflect Rittenhouse's conservative large-cap growth equity strategy) these benchmarks are only some of the factors considered in determining compensation.

Base Salary - Each Portfolio Manager is paid a base salary that is set at a level determined by Rittenhouse in accordance with its overall compensation strategy discussed above. Rittenhouse is not under any current contractual obligation to increase the base salaries of any Portfolio Manager.

Cash Bonus - Each Portfolio Manager is eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by the Portfolio Manager's direct management, including the CEO and President of Nuveen Investments, Inc. These reviews and evaluations take into account a number of factors, including the effectiveness of the Portfolio Manager's investment strategies, the performance of the accounts managed by the Portfolio Manager relative to any benchmarks established for the accounts, the Portfolio Manager's effectiveness in communicating investment performance to shareholders and their representatives, and the Portfolio Manager's contribution to Rittenhouse's investment process and execution of investment strategies. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives. Rittenhouse is not under any current contractual obligation with respect to the payment of cash bonuses to any Portfolio Managers.

Long-Term Incentive Compensation - Each Portfolio Manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in long-term potential with the firm. The Sub-Advisor is not under any current contractual obligation with respect to the granting of equity-based compensation to any of the Portfolio Managers.

Deferred Retention Program - Certain Portfolio Managers, John Waterman, Daniel Roarty, James Jolinger, Nancy Crouse and Robert Norton also participate in a Deferred Retention Award program, as part of their compensation for the management of the Rittenhouse Large-Cap Growth Portfolio. Awards granted under this program cliff vest over five years, and are adjusted over the vesting period on a quarterly basis for investment gains/losses to reflect the actual performance of the composite of the Rittenhouse Large-Cap Growth Portfolio, thereby linking compensation with the portfolio's success.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2006, John
P. Waterman, Daniel C. Roarty, William L. Conrad, James J. Jolinger, Nancy M. Crouse, Robert Norton and Leonard H. McCandless collectively managed 3 registered investment companies with a total of $220 million in assets; 8 pooled investment vehicles other than registered investment companies with a total of $92 million in assets and 13,764 other accounts with a total of $3.2 billion in assets. The Portfolio Managers do not manage any accounts with performance based fees.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, none of John P. Waterman, Daniel C. Roarty, William L. Conrad, James J. Jolinger, Nancy
M. Crouse, Robert Norton and Leonard H. McCandless beneficially owned any shares of the Portfolio.]

J. & W. SELIGMAN & CO. INCORPORATED

POTENTIAL CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise from the fact that J. & W. Seligman & Co. Incorporated ("Seligman") and the Portfolio Manager have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Portfolio ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Portfolio. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition,

Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. For 2006, as compensation for his responsibilities, Erik J. Voss, the Portfolio Manager, received a fixed base salary. For 2007, Mr. Voss will be entitled to receive (i) a fixed base salary;
(ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of two Seligman funds for which Mr. Voss serves as portfolio manager (the "Voss Funds") as compared to the funds constituting the Lipper averages that include the Voss Funds.

Discretionary bonuses for portfolio managers are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person, may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks for periods noted above as well as other periods; and Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team.

The structure of a Portfolio Manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2006, Erik
J. Voss managed 3 other mutual funds with a total of $895.1 million in assets; 0 pooled investment vehicles other than mutual funds; and 23 other accounts with a total of $275.8 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2006, Erik J. Voss did not beneficially own any shares of the Portfolio.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust's Board of Trustees and Roszel Advisors have adopted policies and procedures regarding the disclosure of each Portfolio's holdings. Information about each Portfolio's holdings may be disclosed only if such disclosure: (1) is approved by an officer of the Trust; (2) is in the best interest of contract owners; (3) serves a legitimate business purpose of the Trust; (4) does not create conflicts between the interests of fund shareholders and contract owners, and those of the Trust's affiliates; and (5) is expected to provide potential benefits to the Trust that outweigh any potential costs arising from the possibility that such disclosure could provide individuals with the opportunity to take advantage of the Trust. Disclosures are considered to serve the legitimate business purposes of the Trust if: (1) done to further the interests of the Trust and (2) the disclosure is not expected to result in harm to the Trust (such harm could occur by permitting third parties to trade ahead of, or "front-run," the Portfolios or to effect trades in shares of the Portfolios with information about portfolio holdings that other potential investors do not have).

Neither the Trust nor Roszel Advisors nor any of the Sub-Advisers are paid to provide information about the portfolio securities of a Portfolio. Information about a Portfolio's holdings is only disclosed in the manners described below.

Each Portfolio's holdings are made public in the Trust's annual and semi-annual reports. These reports are filed with the SEC and mailed to variable contract owners within 60 days after December 31 and June 30, respectively. In addition, each Portfolios' holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the Funds' first and third fiscal quarters. Portfolio holdings information, in the form of a list of the top ten holdings of each Portfolio as of the end of each fiscal quarter, is provided to all contract owners with their quarterly account statements for that quarter.

Within five days after the end of each month, a complete listing of each Portfolio's holdings is made available on an internal website that is only accessible by MLLIC and MLLICNY home office personnel, sales representatives of MLPFS, and other employees whose conduct is governed by a code of ethics.

The Trust has entered into ongoing arrangements to provide both Morningstar and Lipper with a complete list of each Portfolio's holdings on a monthly basis. Morningstar is provided with such information on the second business day of the following month and Lipper is provided with the information on the third business day of the following month.

Additionally, persons who owe a duty of trust or confidence to the Trust or to Roszel Advisors may receive information regarding portfolio holdings at times other than those specified above as is necessary to provide services to the Trust. The Trust may also provide Portfolio holdings information, as part of its normal business activities, to the Trust's independent public accounting firm (as of the Trust's fiscal year end and on an as needed basis), the Trust's Administrator (on an as needed basis), the Trust's Custodian (on an as needed basis), counsel to the Trust (on an as needed basis), Transfer and Dividend Disbursing Agent, counsel to the independent trustees, Goodwin Procter LLP, (on an as needed basis) and members of the board of trustees (on an as needed basis). For more information on these persons, please see the "Trust Management," "Investment Advisory and Other Services," and "Other Services" sections of this SAI.

The board of trustees shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures.

There can be no assurance that the Trust's policies and procedures on disclosure of portfolio holdings will protect the Trust from misuse of such information by individuals or entities that come into possession of the information.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Advisers are responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"). The Advisers will only use MLPF&S to execute brokerage transactions for the Portfolios if there are adequate compliance policies and procedures in place to prevent the persons responsible for selecting brokers and dealers to effect the Portfolio's securities transactions from taking into account MLPF&S's promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or its promotion or sale of securities of any other registered investment company, and if there are adequate compliance policies and procedures in place to prevent the Trust, the Advisers, and the principal underwriter of the Trust, from entering into any agreement or understanding under which the Trust directs, or is expected to direct, portfolio securities transactions, or any other remuneration, to MLPF&S in consideration for the promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or for MLPF&S's promotion or sale of securities of any other registered investment company.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The trust does not deal with MLPF&S in any transaction in which MLPF&S acts as principal.

In placing orders for portfolio securities of a Portfolio, its Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios do not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, Advisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including: (1) a broker or dealer's execution capabilities, (2) the size of the transaction, (3) the difficulty of executing the transaction, (4) research, brokerage and other services provided by such brokers or dealers when the Adviser believes that such services will enhance its general portfolio management capabilities, (5) a broker or dealer's operational facilities, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) brokerage service arrangements made available by the broker or dealer.

With regard to (4) above, the Advisers consider research and brokerage services provided by: (a) brokers or dealers who effect, or are parties to, portfolio transactions of the Portfolios, (b) affiliates of the Adviser, (c) affiliates of other Advisers, or (d) other clients of the Advisers or affiliates of such clients. Such research and brokerage products or services are those which brokerage houses customarily provide to institutional investors and include advice as to the value of securities or the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, or by furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The particular product or service must reflect the expression of reasoning or knowledge or its producer or creator. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolios may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolios, and the services furnished by such brokers or dealers may be used by the Advisers in providing investment advisory services for the Portfolios.

With regard to (7) above, a brokerage service arrangement is an arrangement whereby an Adviser, at the direction of the Trust, gives special consideration to one or more brokers that routinely rebate part of the commissions they charge back to the applicable Portfolio. Often, such rebates take the form of the broker using the rebate to pay expenses of the Portfolio or the Trust, such as service provider fees (typically those of the custodian or transfer agent).

On occasions when the Adviser determines that the purchase or sale of a security is in the best interest of a Portfolio as well as its other advisory clients (including any other Portfolio or other advisory account for which the Adviser or an affiliate acts as investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Portfolio with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Portfolio.

Subject to the above considerations, each Adviser may use a broker that is an affiliated person of the Trust, Roszel Advisors, MLLIC, or MLLICNY (or their affiliates), such as MLPF&S, or a broker that is an affiliated person of that Adviser, to effect transactions on a securities exchange for a Portfolio it advises (an "affiliated broker"). In order for an affiliated broker to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits affiliated brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the non-interested trustees, have adopted or approved procedures for each Adviser which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with affiliated brokers also are subject to such fiduciary standards as applicable law imposes on the Adviser and/or affiliated brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange (such as MLPF&S) may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to insure compliance with the requirements of Section 11(a) in order that Advisers may use MLPF&S in these circumstances. In this regard, MLPF&S provides the Trust at least annually with a statement setting forth the total amount of all compensation retained by it in connection with effecting transactions for the accounts of each Portfolio. The Board will review and approve all of each Portfolio's portfolio transactions with MLPF&S and the compensation paid to MLPF&S for such transactions.

For the years ended December 31, 2004, December 31, 2005 and December 31, 2006, the Portfolios paid brokerage commissions as set forth below:

                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                2004           2005           2006
---------                                            ------------   ------------   ------------
Roszel/Lord Abbett Large Cap Value Portfolio           $  9,421       $  8,331       $  5,124
Roszel/Davis Large Cap Value Portfolio                    7,914          4,023          2,063
Roszel/BlackRock Relative Value Portfolio                13,395          9,307          7,559
Roszel/Lord Abbett Affiliated Portfolio                  56,568         30,948         28,370
Roszel/Fayez Sarofim Large Cap Core Portfolio             1,634          2,660          1,069
Roszel/AllianceBernstein Large Cap Core Portfolio         1,967          3,161          4,895
Roszel/Loomis Sayles Large Cap Growth Portfolio           5,139          3,109          3,722
Roszel/Rittenhouse Large Cap Growth Portfolio             4,804          4,592          5,344
Roszel/Marsico Large Cap Growth Portfolio                14,678          6,621          3,877
Roszel/Allianz CCM Capital Appreciation Portfolio       745,273        583,601        668,637
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value        15,294          5,815          2,952
   Portfolio
Roszel/Lord Abbett Mid Cap Value Portfolio              118,806         99,071        101,740
Roszel/Cadence Mid Cap Growth Portfolio                  17,446          5,389          1,946
Roszel/Seligman Mid Cap Growth Portfolio                376,196        348,227        366,424
Roszel/NWQ Small Cap Value Portfolio                      9,638          9,304          7,469
Roszel/Allianz NFJ Small Cap Value Portfolio            184,050        134,471         88,613
Roszel/Delaware Small-Mid Cap Growth Portfolio            4,279          5,231          5,276
Roszel/JPMorgan Small Cap Growth Portfolio              217,333        233,099        185,381
Roszel/Delaware Trend Portfolio                         129,931        170,770         83,967
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio          N/A            N/A         20,627
Roszel/Lazard International Portfolio                     1,353            739            518
Roszel/JPMorgan International Equity Portfolio            9,631          7,493          3,555
Roszel/Lord Abbett Government Securities Portfolio            0              0              0
Roszel/BlackRock Fixed-Income Portfolio                       0              0              0
Roszel/Lord Abbett Bond Debenture Portfolio                 777            764            217


The decrease in brokerage commissions for the Roszel/Lord Abbett Large Cap Value and Roszel/JPMorgan International Equity Portfolios from 2005 to 2006 and the Roszel/Lord Abbett Affiliated, Roszel/Kayne Anderson Rudnick Small-Mid Cap Value, and Roszel/Cadence Mid Cap Growth Portfolios from 2004 to 2006 was primarily the result of decreased cash flows in and out of the Portfolios, which resulted in reduced trading activity. The decrease in brokerage commissions for the Roszel/Davis Large Cap Value and Roszel/Marsico Large Cap Growth Portfolios from 2004 to 2006 was primarily the result of a change in each Portfolio's Sub-Adviser that resulted in each Portfolio adopting more of a "buy and hold" strategy that resulted in less trading. The decrease in brokerage commissions for the Roszel/Allianz NFJ Small Cap Value Portfolio from 2004 to 2006 was primarily the result of heavy trading activity in the Portfolio in 2004 as it was included into certain asset allocation models.



The decrease in commission for each of the above named Portfolios was also partially the result of a market driven reduction in average trading commissions, which allowed each of these Portfolios to reduce their brokerage costs.


For the years ended December 31, 2004, December 31, 2005 and December 31, 2006, the Portfolios paid brokerage commissions to Merrill Lynch Pierce Fenner & Smith Inc. ("MLPF&S"), Citation Financial Group and Broadcourt Capital as set forth below. Citation Financial Group is a division of MLPF&S and has a brokerage service arrangement with the Trust on behalf of each of the Portfolios. In each case, the entities indicated below are affiliated persons of the Portfolios due to their relationship with either MLPF&S (the ultimate corporate parent of Roszel Advisors) or the Sub-Advisers.

The table below presents for the year ended December 31, 2006, the aggregate dollar amount of the commissions paid to affiliated brokers, the percentage of each Portfolio's commissions paid to that affiliated broker and the percentage of each Portfolio's brokerage business effected by that broker.

                                                                              PERCENTAGE OF
                                                                               PORTFOLIO'S
                                                                 PERCENTAGE   DOLLAR AMOUNT
                                                                     OF             OF
                                                                PORTFOLIO'S    TRANSACTIONS
                                                                COMMISSIONS      EFFECTED
                                                   BROKERAGE         TO          THROUGH
                                                  COMMISSIONS    AFFILIATED     AFFILIATED
PORTFOLIO                                             PAID        BROKERS        BROKERS               BROKER
---------                                         -----------   -----------   -------------   ------------------------
Roszel/Lord Abbett Large Cap Value Portfolio        $   420         8.20%          5.72%               MLPF&S
                                                      1,320        25.76%         13.72%      Citation Financial Group
Roszel/Davis Large Cap Value Portfolio                  188         9.09%          6.34%               MLPF&S

                                                        693        33.57%         34.34%      Citation Financial Group
Roszel/BlackRock Relative Value Portfolio               369         4.88%          4.98%               MLPF&S
Roszel/AllianceBernstein Large Cap Core               1,617        33.04%         34.23%               MLPF&S
   Portfolio                                              4         0.09%          0.35%      Citation Financial Group
Roszel/Loomis Sayles Large Cap Growth Portfolio         129         3.47%          2.13%               MLPF&S
                                                        867        23.29%         13.34%      Citation Financial Group
                                                          5         0.13%          0.05%         Broadcourt Capital
Roszel/Marsico Large Cap Growth Portfolio               210         5.42%          4.33%               MLPF&S
Roszel/Kayne Anderson Rudnick Small-Mid Cap             327        11.09%         11.55%               MLPF&S
   Value Portfolio                                    1,629        55.17%         53.89%      Citation Financial Group
Roszel/Lord Abbett Mid Cap Value Portfolio            8,863         8.71%         19.29%               MLPF&S
                                                      8,293         8.15%          2.39%      Citation Financial Group
Roszel/Cadence Mid Cap Growth Portfolio                  23         1.18%          0.68%               MLPF&S
Roszel/Seligman Mid Cap Growth Portfolio              2,415         0.66%          0.62%               MLPF&S
                                                     86,025        23.48%         12.71%      Citation Financial Group
Roszel/NWQ Small Cap Value Portfolio                  2,408        32.24%         23.46%      Citation Financial Group
                                                         72         0.96%          2.30%               MLPF&S
Roszel/Allianz NFJ Small Cap Value Portfolio            438         0.49%          0.47%               MLPF&S
                                                     11,281        12.73%         12.38%      Citation Financial Group
Roszel/Delaware Small-Mid Cap Growth Portfolio        1,004        19.03%         16.99%      Citation Financial Group
                                                        181         3.43%          4.29%               MLPF&S
Roszel/JPMorgan Small Cap Growth Portfolio            4,880         2.63%          2.49%               MLPF&S
Roszel/JPMorgan International Equity Portfolio        1,654        46.53%         47.55%               MLPF&S
                                                        534        15.03%          7.53%         Broadcourt Capital
Roszel/Lord Abbett Affiliated Portfolio               6,974        24.58%         36.62%               MLPF&S
                                                      3,932        13.86%         11.06%      Citation Financial Group
Roszel/Allianz CCM Capital Appreciation              12,497         1.87%          1.75%               MLPF&S
   Portfolio                                         90,388        13.52%         11.46%      Citation Financial Group
Roszel/Delaware Trend Portfolio                         759         0.90%          0.82%               MLPF&S
                                                     10,301        12.27%         13.06%      Citation Financial Group
Roszel/JPMorgan Multi-Cap Market Neutral
   Portfolio                                            767         3.72%          3.79%               MLPF&S

For the year ended December 31, 2005 and December 31, 2004, the Portfolios paid brokerage commissions to affiliated brokers as set forth in the tables below:

                                                    BROKERAGE COMMISSIONS
                                                     PAID FOR YEAR ENDED
PORTFOLIO                                             DECEMBER 31, 2005              BROKER
---------                                           ---------------------            ------
Roszel/Lord Abbett Large Cap Value Portfolio               $ 1,608                Merrill Lynch
                                                             1,622          Citation Financial Group
Roszel/Davis Large Cap Value Portfolio                         511                Merrill Lynch
                                                               918          Citation Financial Group
Roszel/BlackRock Relative Value Portfolio                      244                Merrill Lynch
Roszel/Fayez Sarofim Large Cap Core Portfolio                  341                Merrill Lynch
Roszel/AllianceBernstein Large Cap Core Portfolio            1,258                Merrill Lynch
Roszel/Loomis Sayles Large Cap Growth Portfolio                294                Merrill Lynch
                                                               752          Citation Financial Group
Roszel/Rittenhouse Large Cap Growth Portfolio                  N/A                     N/A
Roszel/Marsico Large Cap Growth Portfolio                      331                Merrill Lynch
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value              458                Merrill Lynch
   Portfolio                                                   728          Citation Financial Group
Roszel/Lord Abbett Mid Cap Value Portfolio                   6,487                Merrill Lynch
                                                             7,007          Citation Financial Group
Roszel/Franklin Mid Cap Growth Portfolio                        39                Merrill Lynch
                                                               259          Citation Financial Group
Roszel/Seligman Mid Cap Growth Portfolio                    83,973                Merrill Lynch
Roszel/NWQ Small Cap Value Portfolio                           470                Merrill Lynch
                                                             3,421          Citation Financial Group
Roszel/Allianz NFJ Small Cap Value Portfolio                   795                Merrill Lynch
                                                            25,801          Citation Financial Group
Roszel/Delaware Small-Mid Cap Growth Portfolio                 327                Merrill Lynch
                                                               824          Citation Financial Group
Roszel/JPMorgan Small Cap Growth Portfolio                   6,495                Merrill Lynch
Roszel/JPMorgan International Equity Portfolio               2,906                Merrill Lynch
Roszel/Lord Abbett Bond Debenture Portfolio                    N/A                     N/A
Roszel/Lord Abbett Affiliated Portfolio                      4,453                Merrill Lynch
                                                             6,321          Citation Financial Group
Roszel/Allianz CCM Capital Appreciation Portfolio           10,489                Merrill Lynch
                                                            82,518          Citation Financial Group
Roszel/Delaware Trend Portfolio                              3,394                Merrill Lynch
                                                            16,885          Citation Financial Group

                                                    BROKERAGE COMMISSIONS
                                                     PAID FOR YEAR ENDED
PORTFOLIO                                             DECEMBER 31, 2004              BROKER
---------                                           ---------------------   ------------------------
Roszel/Lord Abbett Large Cap Value Portfolio               $  2,036               Merrill Lynch
                                                              2,225         Citation Financial Group
Roszel/Davis Large Cap Value Portfolio                          335               Merrill Lynch
                                                              2,262         Citation Financial Group
Roszel/BlackRock Relative Value Portfolio                     1,015               Merrill Lynch
Roszel/Fayez Sarofim Large Cap Core Portfolio                    93               Merrill Lynch
Roszel/AllianceBernstein Large Cap Core Portfolio                87               Merrill Lynch
Roszel/Loomis Sayles Large Cap Growth Portfolio               1,697               Merrill Lynch

                                                              1,092         Citation Financial Group
                                                                458            Broadcourt Capital
Roszel/Rittenhouse Large Cap Growth Portfolio                   220         Citation Financial Group
Roszel/Marsico Large Cap Growth Portfolio                       934               Merrill Lynch
                                                              3,852         Citation Financial Group
Roszel/Kayne Anderson Rudnick Mid Cap Value
   Portfolio                                                    901               Merrill Lynch
Roszel/Lord Abbett Mid Cap Value Portfolio                    6,736               Merrill Lynch
                                                             11,907         Citation Financial Group
Roszel/Franklin Mid Cap Growth Portfolio                        720               Merrill Lynch
                                                              2,933         Citation Financial Group
Roszel/Seligman Mid Cap Growth Portfolio                     54,990               Merrill Lynch
                                                             27,594         Citation Financial Group
Roszel/NWQ Small Cap Value Portfolio                            305               Merrill Lynch
                                                              3,333         Citation Financial Group
Roszel/Allianz NFJ Small Cap Value Portfolio                    964               Merrill Lynch
                                                             26,515         Citation Financial Group
Roszel/Delaware Small-Mid Cap Growth Portfolio                1,994               Merrill Lynch
                                                                508          Citation Financial Group
Roszel/JPMorgan Small Cap Growth Portfolio                   16,474               Merrill Lynch
Roszel/JPMorgan International Equity Portfolio                1,714               Merrill Lynch
Roszel/Lord Abbett Bond Debenture Portfolio                       0                    N/A
Roszel/Lord Abbett Affiliated Portfolio                      10,501               Merrill Lynch
                                                             13,884         Citation Financial Group
Roszel/Allianz CCM Capital Appreciation Portfolio            23,479               Merrill Lynch
                                                            114,315         Citation Financial Group
Roszel/Delaware Trend Portfolio                               2,795               Merrill Lynch
                                                             13,476         Citation Financial Group

REGULAR BROKER-DEALERS: The Trust's Portfolios' regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commission from the Trust; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; or (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the year ended December 31, 2006, the following Portfolios purchased securities issued by the Trust's regular broker-dealers:

                                                                                   VALUE OF PORTFOLIO HOLDING
PORTFOLIO                                               REGULAR BROKER-DEALER            AS OF 12/31/06
---------                                            ---------------------------   --------------------------
Roszel/Lord Abbett Large Cap Value Portfolio               Bank of America                 $  160,651
Roszel/BlackRock Relative Value Portfolio                  Lehman Brothers                    195,300
                                                           Bank of America                    443,137
Roszel/Lord Abbett Affiliated Portfolio                    Bank of America                  1,062,247
Roszel/Fayez Sarofim Large Cap Core Portfolio              Bank of America                     26,535
Roszel/Loomis Sayles Large Cap Growth Portfolio            Lehman Brothers                     23,905
Roszel/Marisco Large Cap Growth Portfolio                  Lehman Brothers                    162,021
Roszel/Allianz CCM Capital Appreciation Portfolio          Lehman Brothers                  1,926,471
Roszel/JPMorgan Small Cap Growth Portfolio           Investment Technology Group              450,240
Roszel/Delaware Trend Portfolio                      Investment Technology Group              278,720
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio         Lehman Brothers                     80,854
                                                           Bank of America                     53,550
Roszel/Lazard International Portfolio                       Credit Suisse                     113,856
Roszel/Lord Abbett Bond Debenture Portfolio                Lehman Brothers                     49,995

PORTFOLIO TURNOVER

Except for the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio, the Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. A high portfolio turnover rate (100% or more) increases a Portfolio's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a Portfolio's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a Portfolio had lower portfolio turnover. The Roszel/JPMorgan Multi-Cap Market Neutral Portfolio anticpates a portfolio turnover rate over 100%, well above that of most other mutual funds.

For the year ended December 31, 2006, the portfolio turnover rates for the Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Cadence Mid Cap Growth Portfolio and Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio varied significantly from the prior fiscal year. The Roszel/AllianceBernstein Large Cap Core Portfolio and Roszel/Loomis Sayles Large Cap Growth Portfolio experienced a higher portfolio turnover rate due to small fund size and related cash flows. The Roszel/Cadence Mid Cap Growth Portfolio and Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio experienced a higher portfolio turnover rate in 2005 than in 2006 due to sub-advisor transition trading in 2005.

                        DETERMINATION OF NET ASSET VALUE

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Portfolio (assets, including securities at market value, minus liabilities) divided by the number of that Portfolio's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"). Each Portfolio computes its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectuses) that the Trust is open for business.

Assets of the Portfolios are valued as follows:

     (1) securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the official closing price on that exchange or the official closing price on the NASDAQ on the valuation day; if no official closing price is available, securities traded on a U.S. exchange or NASDAQ are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust;

     (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust;

     (3) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Administrator if those prices are considered by the Administrator to be representative of market values as of the close of business of the New York Stock Exchange ("NYSE");

     (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded;

     (5) over-the-counter option contracts are valued based upon prices provided market makers in such securities or dealers in such currencies;

     (6) forward foreign currency exchange contracts are valued using a pricing service and then calculating the mean between the last bid and asked quotations supplied by dealers in such contracts;

     (7) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the Administrator to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board; and

     (8) debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in good faith by or under procedures established by the Board.

Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of the NYSE on each business day. In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Trust and days on which the Portfolios' net asset values are not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, changes in the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of a Portfolio's net asset value unless the Valuation Committee determines that a significant event has occurred since the closing of the foreign market and makes an adjustment. The Portfolios do not invest significantly in securities traded in foreign markets. Instead, the Portfolios generally make investments in foreign companies through ADRs, which are traded in the United States.

Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar Portfolio or portfolio which uses available market quotations to value all of its portfolio securities.

                      DISTRIBUTION AND REDEMPTION OF SHARES

Specific information regarding the sale (distribution) or repurchase (redemption) of shares of the Trust by the Trust is discussed under "Purchase and Redemption of Shares" in the prospectus.

DISTRIBUTION OF SHARES

Pursuant to an agreement with the Trust, shares of the Trust are currently issued and redeemed through MLPF&S. MLPF&S is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. and its principal business address is 4 World Financial Center, New York, New York 10080. Under the terms of the agreement, MLPF&S is not compensated by the Trust, sells and redeems shares at their net asset value without any sales or redemption charges and is not obligated to sell any specific number of shares.

REDEMPTION OF SHARES

The Trust is required to redeem all full and fractional shares for cash at the net asset value per share next calculated after the Trust receives the redemption order. The Trust generally makes payment for shares redeemed within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which:

          - trading on the NYSE is restricted or such exchange is closed for other than weekends and holidays;

          - an emergency exists, as determined by the SEC, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and

          - the SEC by order permits postponement for the protection of shareholders.

                                   TAX MATTERS

PORTFOLIO TAXATION

The following discussion of the federal tax status of the Portfolios is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Portfolio is treated as a separate taxpayer for federal income tax purposes. Each Portfolio has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company each year. If a Portfolio: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net ordinary investment income and net realized short-term capital gain) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which each Portfolio intends to do, then under the provisions of Subchapter M, the Portfolio should have little or no liability for federal income taxes. In particular, a Portfolio will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Portfolio generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Portfolio must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gain from the sale or disposition of securities (including gain from related investments in foreign currencies), and other income (including gain from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a "qualified publicly-traded partnership"; and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Portfolio may consist of such other securities of any one issuer, and the Portfolio may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Portfolio must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Portfolio and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly-traded partnerships."

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% non-deductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, such as a Portfolio, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, or parties that contributed in aggregate $250,000 or less in seed money to the regulated investment company. The Portfolios are, therefore, not subject to the excise tax.

Section 817(h) Diversification Requirements

Each of the Portfolios also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company (such as the Portfolios), provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Portfolio may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a Portfolio may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     - no more than 55% of a Portfolio's total assets may be represented by any one investment

     -    no more than 70% by any two investments

     -    no more than 80% by any three investments

     -    no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Portfolio fails to qualify as a regulated investment company, or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Portfolio fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio would be taxed on the investment earnings under their contracts and, thereby, lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Portfolios' Investment Adviser and Sub-Advisers, and each Portfolio intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Portfolio than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Portfolio's Investment Adviser and Sub-Advisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2006, the following Portfolios have capital loss carryforwards as indicated below. To the extent provided in the Code and regulations thereunder, a Portfolio may carry forward such capital losses to offset realized capital gains in future years.

                                                          EXPIRATION DATE: DECEMBER 31
                                                     --------------------------------------
                     PORTFOLIO                         2011      2012      2013      2014
                     ---------                       -------   -------   -------   --------
Roszel/Loomis Sayles Large Cap Growth Portfolio      $    --   $    --   $    --   $ 19,756
Roszel/Marsico Large Cap Growth Portfolio                 --        --        --     15,284
Roszel/Lord Abbett Government Securities Portfolio    86,583    45,003     8,164    181,853
Roszel/BlackRock Fixed-Income Portfolio               79,760    79,760    83,966    133,336

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gain earned by a Portfolio investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gain. The effective rate of foreign tax cannot be determined at this time since the amount of these Portfolios' assets to be invested within various countries is not now known. Each Portfolio will operate so as to qualify for treaty-reduced rates of tax when applicable.

If a Portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such Portfolios would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any Portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gain and losses realized by a Portfolio in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treats such gain and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Portfolio's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Portfolio must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Portfolio that invests in certain PIKs, zero coupon securities, or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Portfolio elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Portfolio must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Portfolio's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gain and losses realized by the Portfolio (that is, may affect whether gain or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer losses of the Portfolio. These rules: (1) could affect the character, amount and timing of distributions to shareholders of a Portfolio, (2) could require the Portfolio to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above. To mitigate the effect of these rules and prevent its disqualification as a regulated investment company, each Portfolio seeks to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Portfolio may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Portfolio generally are not subject to federal income tax on Portfolio earnings or distributions or on gain realized upon the sale or redemption of Portfolio shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.

                                 CAPITALIZATION

The Trust was organized in Delaware on February 14, 2002 as a Delaware statutory trust. The Trust is authorized to issue an unlimited number of shares of beneficial interest, which currently are divided into the following twenty-five series: Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Davis Large Cap Value Portfolio, Roszel/BlackRock Relative Value Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/ Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Marsico Large Cap Growth Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Cadence Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/JPMorgan Multi-Cap Market Neutral Portfolio, Roszel/Lazard International Portfolio, Roszel/JPMorgan International Equity Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/BlackRock Fixed-Income Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio. Each series currently has only one class of shares. The Trust may establish additional portfolios with corresponding series of shares and may create one or more classes in any existing or new series, with each class having the powers, rights, qualifications, limitations as to dividends, and restrictions as the Board may determine at that time.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for its series and class by the Board and, upon liquidation or dissolution, in the net assets supporting such series and class remaining after satisfaction of outstanding liabilities. As issued, all shares are fully paid and non-assessable.

VOTING RIGHTS

As an investment company organized as a Delaware statutory trust, the Trust is not required to hold annual shareholders' meetings. The Board will, however, call a meeting of the holders of one or more series of shares, or of all of the Trust's shareholders, as applicable, whenever the 1940 Act requires shareholder action in connection with one or more of the following: (1) election of trustees, (2) approval of the management agreement, (3) approval of a subadvisory agreement as to which Roszel Advisors and the Trust do not have appropriate exemptions from the 1940 Act shareholder approval requirements, (4) ratification of selection of independent accountants, (5) approval of an underwriting agreement, or (6) reorganization or termination of a Portfolio or the Trust. The Secretary of the Trust is required to call a meeting of shareholders if requested to do so by a majority of the Board or, subject to certain conditions, by the written request of the holders of 10% or more of the votes entitled to be cast on a matter.

On any matter submitted to a vote of shareholders, each shareholder is entitled to one vote for each dollar (and fractional vote for each fraction of a dollar) of net asset value standing in such shareholder's name on the books of each series in which such shareholder owns shares entitled to vote. Except for the election of trustees and any matter for which the 1940 Act requires a "majority of outstanding voting securities", any matter on which shareholders vote is approved by the affirmative vote of a majority of the votes cast at a meeting of the shareholders at which a quorum is present. The presence, in person or by proxy, of shareholders entitled to cast at least thirty percent (30%) of the votes entitled to be cast on any matter constitutes a quorum as to such matter. Trustees may be elected by a plurality of votes entitled to be cast. Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Trust voting for the election of trustees can elect all of the trustees of the Trust if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any trustees.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of trustees or the approval of independent public accountants) are voted on by all shareholders without regard to the separate Portfolios. Matters that affect all or several Portfolios, but where the interests of the Portfolios are not substantially identical (such as approval of the investment management agreement) are voted on separately by the shareholders of each Portfolio for their Portfolio. Matters affecting only one Portfolio (such as a change in its fundamental investment restrictions), are voted on separately by the shareholders of that Portfolio.

MLLIC and separate accounts of MLLIC and MLLICNY hold Portfolio shares on behalf of owners of variable contracts. Pursuant to current interpretations of the 1940 Act, MLLIC and MLLICNY intend to solicit instructions from such variable contract owners as to how to vote shares held to support their contracts and intend to vote such shares in accordance with timely receipt of such instructions. MLLIC and MLLICNY intend to vote shares they hold directly, as well as shares held in their separate accounts for which they do not receive timely instructions, in the same proportion as those shares for which voting instructions are received.

                                 CODES OF ETHICS

The Board has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of the Trust, including those employees who participate in the selection of Portfolio securities or who have access to information regarding the Trust's pending purchases and sales of Portfolio securities (collectively referred to as "Covered Persons"). The managers of Roszel Advisors also have adopted a code of ethics that covers the conduct and personal securities transactions of officers, managers, and employees of Roszel Advisors, including Roszel Advisors' Covered Persons. The Trust and Roszel Advisors have a joint code of ethics. Likewise, MLPF&S, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of officers, directors, and employees of MLPF&S, including MLPF&S's Covered Persons.

The code of ethics is designed to prevent violations of the fiduciary responsibility owed to the clients. In general, the code of ethics restricts purchases or sales of securities being purchased or sold, or being considered for the purchase or sale, by the Trust or by Roszel Advisors. The code of ethics also prohibits personal securities transactions, other than those executed through a specified broker-dealer, unless written permission is obtained prior to the transaction. Every personal securities transaction must be periodically reported to the Chief Compliance Officer. Investment Personnel are subject to additional restrictions with regard to the Portfolio they manage. Investment Personnel must notify the Chief Compliance Officer of any intended securities transaction involving a security owned or contemplated for purchase by the managed Portfolio, they may not purchase or sell a security within seven days either before or after a purchase or sale of the same security by the managed Portfolio, they may not establish a position counter to the position of the managed Portfolio and they may not recommend that the managed Portfolio make an investment in a personal holding of the Investment Person. At least annually, the Trust and Roszel Advisors must furnish to the Trust's Board, and the Board must consider, a written report describing any issues arising under the code of ethics and certifying that the Trust or the Investment Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. Violations of the code of ethics must be brought to the attention of the Chief Compliance Officer, who will investigate and, if appropriate, levy sanctions. A copy of the code of ethics will be furnished to any client upon request. Each Adviser also has adopted, and the Board has reviewed and approved, a substantially similar code of ethics. Each Adviser has represented to the Trust that its code contains provisions reasonably necessary to prevent its personnel from engaging in the deceptive, manipulative, or fraudulent conduct prohibited by Rule 17j-1 of the Investment Company Act of 1940 Act, Rule 204A of the Investment Advisers Act of 1940 or from violating the code.

                              PORTFOLIO PERFORMANCE

PERFORMANCE CHART

The following table shows the average annual total returns for the one year ended December 31, 2006 and for the period from inception to December 31, 2006.

                                                                            ONE YEAR       INCEPTION
                                                                              ENDED           TO
                                                              INCEPTION   DECEMBER 31,   DECEMBER 31,
PORTFOLIO                                                        DATE         2006           2006
---------                                                     ---------   ------------   ------------
Roszel/Lord Abbett Affiliated Portfolio                         5/1/03       17.50%         14.32%
Roszel/Allianz CCM Capital Appreciation Portfolio               5/1/03        6.46%         12.78%
Roszel/Delaware Trend Portfolio                                 5/1/03        7.62%         12.85%
Roszel/Lord Abbett Large Cap Value Portfolio                    7/1/02       18.30%         13.44%
Roszel/Davis Large Cap Value Portfolio                          7/1/02       19.81%         10.52%
Roszel/BlackRock Relative Value Portfolio                       7/1/02       19.95%         12.02%
Roszel/Fayez Sarofim Large Cap Core Portfolio                   7/1/02       13.10%          8.02%
Roszel/AllianceBernstein Large Cap Core Portfolio               7/1/02        1.84%          5.40%
Roszel/ Loomis Sayles Large Cap Growth Portfolio                7/1/02       -4.04%          5.74%
Roszel/Rittenhouse Large Cap Growth Portfolio                   7/1/02        9.87%          5.07%
Roszel/ Marsico Large Cap Growth Portfolio                      7/1/02        5.69%          5.80%
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio     7/1/02       12.77%          6.35%
Roszel/Lord Abbett Mid Cap Value Portfolio                      7/1/02       12.13%         12.41%
Roszel/Cadence Mid Cap Growth Portfolio                         7/1/02        7.60%          8.53%
Roszel/Seligman Mid Cap Growth Portfolio                        7/1/02        5.63%         10.56%
Roszel/Delaware Small-Mid Cap Growth Portfolio                  7/1/02        9.85%          7.52%
Roszel/NWQ Small Cap Value Portfolio                            7/1/02       20.02%         17.47%
Roszel/Allianz NFJ Small Cap Value Portfolio                    7/1/02       21.82%         17.82%
Roszel/JPMorgan Small Cap Growth Portfolio                      7/1/02       15.67%         10.43%
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio             6/29/06         N/A           2.30%
Roszel/Lazard International Portfolio                           7/1/02       22.93%         13.78%
Roszel/JPMorgan International Equity Portfolio                  7/1/02       21.44%         15.23%
Roszel/Lord Abbett Government Securities Portfolio              7/1/02        3.62%          3.85%
Roszel/BlackRock Fixed-Income Portfolio                         7/1/02        3.17%          2.51%
Roszel/Lord Abbett Bond Debenture Portfolio                     7/1/02        9.16%          9.32%

30-DAY YIELD

The 30-day yield for the Portfolios set forth below as of December 31, 2006 were as follows:

                                                     30-Day
                                                     Yield
                                                     ------
Roszel/Lord Abbett Bond Debenture Portfolio           5.42%
Roszel/Lord Abbett Government Securities Portfolio    4.28%
Roszel/BlackRock Fixed-Income Portfolio               4.06%

                                 OTHER SERVICES

TRANSFER AGENT

Financial Data Services, Inc. ("FDS"), an affiliate of Merrill Lynch, located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the Trust's transfer agent. Services provided by FDS include issuing and recording the Trust's shares, effecting transfers of shares, preparing and issuing dividends and distribution payments, providing certain communications directly to shareholders and maintaining shareholder account records. FDS is obligated to exercise care and diligence in the performance of its duties. FDS is entitled to receive from each Portfolio a monthly fee based upon the average daily net assets of that Portfolio, according to the following schedule:

                                        ANNUAL
                                        FEE OR
PORTFOLIO ASSETS                         RATE
----------------                        ------
Up to $15,000,000                       $7,500
Above $15,000,000 through $25,000,000     0.05%
Above $25,000,000 through $50,000,000     0.04%
Above $50,000,000 through $75,000,000     0.03%
Above $75,000,000                        0.025%

CUSTODIAN

JPMorgan Chase Bank ("JPMorgan"), located at 270 Park Avenue, New York, New York 10017 maintains custody of the Trust's assets. JPMorgan is responsible for holding all securities and cash of each Portfolio, receiving and paying for securities purchased, delivering securities sold against payment, and receiving and collecting income from investments, making all payments covering expenses of the Trust, all as directed by persons authorized by the Trust. JPMorgan does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolios or the Trust. Portfolio securities of the Portfolios purchased domestically are maintained in the custody of JPMorgan and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Portfolio securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan and such other custodians or subcustodians, including foreign banks and foreign securities depositories, as are selected by JPMorgan in accordance with regulations under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116-5022, is the independent registered public accounting firm of the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP of Washington, D.C. is counsel to the Trust.

ADDITIONAL INFORMATION

This SAI and the Prospectuses do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the SEC under the Securities Act of 1933.

                              FINANCIAL STATEMENTS

The Trust's financial statements are contained in the Trust's Annual Report for the year ended December 31, 2006, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference.

APPENDIX 1 -- DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"). Commercial paper merits a "Prime" rating upon Moody's evaluation of many factors, including: (1) the issuer's management; (2) the issuer's industry or industries and the speculative-type risks that may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings for a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the issuer's management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper attains a "Prime-1," "Prime-2," or "Prime-3" rating from Moody's.

"Prime-1" indicates a superior ability for repayment of senior short-term debt obligations. Issuer repayment ability is based in part on: (1) leading market positions in well-established industries; (2) a high of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

"Prime-2" indicates a strong ability for repayment of short-term debt obligations. Issuer repayment ability is normally evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be subject to more variation than "Prime-1." Capitalization characteristics, while still appropriate, may be affected more by external conditions than "Prime-1." Ample alternative liquidity is maintained.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P rates commercial paper based on the likelihood of the repayment of debt. S&P uses the following characteristics to rate commercial paper: (1) liquidity ratios adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) the issuer's industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."

"A-1" indicates that the degree of safety regarding timely payment is very strong. "A-1" issues determined to possess overwhelming safety characteristics are designated with a plus (+) sign.

"A-2" indicates the capacity for timely payment on issues is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

CORPORATE BOND RATINGS

MOODY'S. Moody's assigns an "Aaa" rating only to the best quality bonds. These bonds, commonly known as "gilt edged," carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such issues.

Bonds rated "Aa" are high quality by all standards. Together with the "Aaa" group, "Aa" bonds comprise what are generally known as high-grade bonds. They are rated lower than "Aaa" bonds because of their smaller margins of protection or the fluctuation of protective elements may be of greater amplitude or there may be other elements present making long-term risks appear somewhat larger than in "Aaa" securities.

Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. "Baa" bonds lack outstanding investment characteristics and have speculative characteristics.

Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured as higher rated bonds. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes "Ba" bonds.

Bonds rated "B" generally lack desirable investment characteristics. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated "Caa" are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds rated "Ca" represent obligations which are highly speculative. These issues are often in default or have other marked shortcomings.

Bonds rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's modifies corporate bond ratings numerically with a "1," "2," or "3" in each generic classification from Aa through Caa. The modifier "1" indicates that the bond ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P. S&P assigns an "AAA" rating to bonds with an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a very strong capacity to pay interest and repay principal, qualify as high-quality debt obligations, and differ from "AAA" issues in most instances only in small degree. Bonds rated "A" also have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher categories.

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated "BB", "B", "CCC", "CC", and "C", are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated "CCC" are currently vulnerable to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated "C" are currently highly vulnerable to nonpayment. They may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments continue.

Bonds are rated "D" when the issue has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The "D" rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.

S&P modifies ratings with a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings from "AA" to "CCC" may be modified with a plus (+) or minus (-) sign.

APPENDIX 2 -- SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES

             SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES

                  GENERAL GUIDELINES FOR THE BOARD OF DIRECTORS

                                                     Limiting                     Requiring audit,
                                                    director &          SHP         compensation,
                                  Director and        officer       Eliminating,   and nominating
                     Director       officer        liability for   directing, or    committees to
                   Nominees in  indemnification    money damages    restricting    consist only of
                   uncontested   and liability     for violating     charitable      independent
                    elections      protection    the duty of care  contributions      directors
                   -----------  ---------------  ----------------  -------------  ----------------
       ISS             CBC           CBC(1)           Against         Against          For SHP
    BlackRock          For            N/A               N/A             N/A              For
    JPMorgan           CBC           CBC(1)           Against         Against          For SHP
AllianceBernstein      For           CBC(1)             N/A             N/A              For
   Rittenhouse         CBC           CBC(1)           Against         Against          For SHP
 Davis Advisors        For            CBC             Against         Against            For
   Lord Abbett          MR            N/A               N/A             N/A              N/A
     Lazard             MR            For               MR              N/A              For
  Loomis Sayles        For           CBC(1)             N/A           Against            For
       JWS            For(2)          For               CBC             CBC              CBC

       NWQ             CBC           CBC(1)           Against         Against          For SHP
      Fayez             MR             MR             Against            MR              MR
     Marsico            MR             MR               MR               MR              MR
       CCM              MR           For MP           Against            MR              For
       NFJ              MR           For MP           Against           N/A              For
    Delaware           CBC           CBC(1)           Against         Against          For SHP
      Kayne        Follows ISS    Follows ISS         Against         Against          For SHP



                                                          Requiring a
                                                          majority of
                                      Stock ownership     independent        Splitting
                    Term limits for     requirements   directors on the  Chairman and CEO  Fixing the size
                   outside directors   for directors         board           positions       of the board
                   -----------------  ---------------  ----------------  ----------------  ---------------
       ISS            Against SHP       Against SHP         CBC SHP             CBC              For
    BlackRock           Against           Against             For             Against            For
    JPMorgan          Against SHP         For SHP             For               For              For
AllianceBernstein       Against         Against SHP           For               For              N/A
   Rittenhouse        Against SHP       Against SHP         For SHP             CBC              For
 Davis Advisors         Against           Against             N/A               N/A              For
   Lord Abbett            N/A               N/A               N/A               N/A              N/A
     Lazard             Against           Against             For             CBC SHP            N/A
  Loomis Sayles         Against         Against SHP           N/A               For              For
       JWS                MR               MR(3)            For(2)              For        For MP; Against
                                                                                                 SHP
       NWQ            Against SHP       Against SHP         CBC SHP             CBC              For
      Fayez           Against SHP       Against SHP       Follows ISS       Follows ISS           MR
     Marsico              MR                 MR               MR                MR                MR
       CCM            Against SHP       Against SHP           For               N/A             For MP
       NFJ            Against SHP       Against SHP           For               N/A             For MP
    Delaware          Against SHP       Against SHP         For SHP           CBC SHP            For
      Kayne             Against         Against SHP       Follows ISS       Follows ISS          For

----------
(1) Votes against proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness indemnification. Will vote for only those proposals that provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

(2)  Will vote against the entire board if less than 75% is independent.

(3) Follows MR as to specific levels of stock ownership but vote for SHP requiring directors to own some shares.

KEY FOR PROXY SUMMARIES

CBC: Case-by-Case

Follows ISS: the Sub-Adviser will follow the was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably recommendation of ISS on each individual proposal

MR: Follows Management's recommendation

SHP: Shareholder Proposal

          GENERAL GUIDELINES FOR PROXY CONTESTS AND CORPORATE DEFENSES


                                                                                  Allowing
                     Director    Reimbursing                                   shareholders to
                   nominees in      proxy                       Removal of       nominate or
                    contested   solicitation      Board       directors only  remove directors
                    elections     expenses    classification     for cause        directly
                   -----------  ------------  --------------  --------------  ----------------
       ISS             CBC          CBC          Against          Against            For
    BlackRock          N/A          N/A          Against            N/A              For
    JPMorgan           CBC          CBC            CBC            Against            For
AllianceBernstein      CBC          N/A          Against            N/A              N/A
   Rittenhouse         CBC          CBC          Against          Against            For
 Davis Advisors        CBC          CBC          Against          Against            N/A
   Lord Abbett          MR          N/A          Against            N/A              N/A
     Lazard            N/A          N/A          Against            N/A              N/A
  Loomis Sayles        CBC          CBC          Against          Against            For
       JWS             CBC          CBC          Against            CBC              CBC
       NWQ             CBC          CBC          Against          Against            For
      Fayez        Follows ISS  Follows ISS         MR            Against            For
     Marsico            MR           MR             MR              MR               MR
       CCM              MR          N/A          Against            For          Against SHP
       NFJ             N/A          N/A          Against            N/A          Against SHP
    Delaware           CBC          CBC          Against          Against            For
      Kayne        Follows ISS  Follows ISS         MR            Against            For

                                                                                       Removing
                                                                    Management     restrictions on
                                                                 ability to alter  the right of SH
                                Restricting SH    SH ability to  the size of the        to act
                   Cumulative  ability to call   act by written  board without SH    independ. of
                     voting    special meetings      consent         approval         management
                   ----------  ----------------  --------------  ----------------  ---------------
       ISS           CBC(4)        Against             For            Against            N/A
    BlackRock       Against          N/A               N/A              N/A              N/A
    JPMorgan          CBC          Against           Against          Against            For
AllianceBernstein   Against        Against             For              N/A              N/A
   Rittenhouse        For          Against             For            Against            For
 Davis Advisors       CBC          Against             For            Against            For
   Lord Abbett      Against          N/A               N/A              N/A              N/A
     Lazard           CBC          Against             For              N/A              N/A
  Loomis Sayles       For          Against             For            Against            For
       JWS          Against        Against             For              CBC              CBC
       NWQ           CBC(4)        Against             For            Against            N/A
      Fayez         Against        Against             For            Against            N/A
     Marsico           MR             MR               MR               MR                MR
       CCM          Against          For             Against          Against            N/A
       NFJ          CBC For          For             Against          Against            N/A
    Delaware         CBC(4)        Against             For            Against            For
      Kayne         Against        Against             For            Against            N/A

----------
(4) Votes CBC to allow cumulative voting, but votes against proposals to eliminate it.

     GENERAL GUIDELINES FOR TAKEOVERS, TENDER OFFERS, AND CORPORATE DEFENSES

                   Proposal to have poison
                      pills submitted to    Adopting a poison pill;
                       shareholders for      MP to ratify a poison   Proposal to redeem a  Adopting Fair Price
                         ratification                 pill                poison pill        Provisions (FPP)
                   -----------------------  -----------------------  --------------------  -------------------
       ISS                 For SHP                     CBC                  CBC SHP              CBC(5)
    BlackRock                For                     Against                  For                  N/A
     JPMorgan              For SHP                     CBC                  CBC SHP               For(5)
AllianceBernstein          For SHP                     N/A                    CBC                  CBC
   Rittenhouse             For SHP                   Against                For SHP                CBC
  Davis Advisors           Against                   Against                  For                  CBC
   Lord Abbett             For SHP                     CBC                    CBC                  For
      Lazard                 For                       CBC                    CBC                Against
  Loomis Sayles            For SHP                   CBC (MP)              CBC (SHP)              For(5)
       JWS                   For                     Against                  For                Against
       NWQ                 For SHP                     CBC                  CBC SHP               CBC(5)
      Fayez                For SHP                 Follows ISS            Follows ISS          Follows ISS
     Marsico                  MR                        MR                    MR                    MR
       CCM                   For                       CBC              For MP; CBC SHP         For MP(5)
       NFJ                   For                       CBC              For MP; CBC SHP         For MP(5)
     Delaware              For SHP                    CBC MP                CBC SHP                CBC
      Kayne                For SHP                 Follows ISS            Follows ISS          Follows ISS


                     Lowering the SH vote                         Requiring a
                   requirement in existing  Anti-Greenmail  super-majority SH vote
                             FPPs             provisions       to effect change
                   -----------------------  --------------  ----------------------
       ISS                   N/A                  For              Against
    BlackRock                N/A                  N/A                N/A
     JPMorgan                N/A                  For              Against
AllianceBernstein            N/A                  For              Against
   Rittenhouse             For SHP                For              Against
  Davis Advisors             For                  For              Against
   Lord Abbett               N/A                  For                N/A
      Lazard                 N/A                  N/A              Against
  Loomis Sayles              For                  For              Against
       JWS                   CBC                  For              Against
       NWQ                   N/A                  For              Against
      Fayez                  N/A                  For              Against
     Marsico                  MR                   MR                MR
       CCM                 For SHP                For              Against
       NFJ                 For SHP                For              Against
     Delaware                For                  For              Against
      Kayne              Follows ISS          Follows ISS          Against

----------
(5) Will vote against if SH vote requirement is greater than a majority of disinterested shares.

      GENERAL GUIDELINES FOR MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

                                                   Allowing
                                   Independent    Significant
                                      Vote         SHs equal                                                     Giving Management
                                 Tabulators and    access to                                                        authority to
                                   Independent   management's     Bundled     Shareholder     Changing date,        adjourn a SH
                   Confidential  Inspectors of      proxy      (Conditioned)    Advisory    time, or location      meeting for any
                      voting        elections      materials     Proposals     Committee   of annual SH meeting        reason
                   ------------  --------------  ------------  -------------  -----------  --------------------  -----------------
       ISS             For           For SHP          For           CBC           CBC      For MP; Against SHP        Against
    BlackRock          For             For            N/A           N/A           N/A              N/A                  N/A
     JPMorgan        For SHP         For SHP          For           CBC           N/A          Against SHP              N/A
AllianceBernstein      For             N/A            For           N/A           N/A          Against SHP              N/A
   Rittenhouse       For SHP*        For SHP*         For           CBC           For              N/A                  N/A
  Davis Advisors       For             For            For           CBC           CBC              N/A                  N/A
   Lord Abbett       For SHP           N/A            N/A           N/A           N/A              N/A                  N/A
      Lazard           For             N/A            N/A           N/A         Against             MR                Against
  Loomis Sayles        For             For            For           CBC           CBC              N/A                  N/A
       JWS             For         Against SHP        CBC           CBC       Against SHP  For MP; Against SHP          CBC
       NWQ             For           For SHP          For           CBC           CBC      For MP; Against SHP        Against
      Fayez            For              MR            For       Follows ISS   Follows ISS  For MP; Against SHP        Against
     Marsico            MR              MR             MR            MR            MR               MR                   MR
       CCM             For             For            For           N/A       Against SHP      Against SHP              N/A
       NFJ             For             For            For           N/A       Against SHP      Against SHP              N/A
     Delaware          For           For SHP          N/A           CBC           N/A      For MP; Against SHP        Against
      Kayne            For              MR            For       Follows ISS   Follows ISS  For MP, Against SHP        Against

* Votes for SHP as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

                         GENERAL GUIDELINES FOR AUDITORS

                                                                                                Requiring a company to periodically
                                                        Restricting ability of auditors to   change its audit firm (every 5 years or
                    Approval of independent auditors       provide non-audit services                         more)
                    --------------------------------   -----------------------------------   ---------------------------------------
       ISS                        For                                  CBC                                      For
    BlackRock                     For                                  N/A                                      N/A
     JPMorgan                     For(6)                               N/A                                      For
AllianceBernstein                 For                                  CBC                                      N/A
   Rittenhouse                    For                                 CBC(7)                                    CBC
  Davis Advisors                  For                                  CBC                                      For
   Lord Abbett                     MR                                  N/A                                      N/A
      Lazard                       MR                                  N/A                                      N/A
  Loomis Sayles                   For                                  N/A                                      N/A
       JWS                        For                                Against                                  Against
       NWQ                        For                                  CBC                                      For
      Fayez                       For                              Follows ISS                                  For
     Marsico                       MR                                   MR                                       MR
       CCM                        For                              Against SHP                              Against SHP
       NFJ                        For                              Against SHP                              Against SHP
     Delaware                     For                                CBC SHP                                  For SHP
      Kayne                       For                              Follows ISS                              Follows ISS

----------
(6) Will vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

                    GENERAL GUIDELINES FOR CAPITAL STRUCTURE





                        Share                 Increasing
                     repurchase               number of
                   programs where             shares of                       Increase
                     all SH can              common stock                    shares for
                   participate on   Stock     authorized    Reverse stock       debt
                     equal terms    split     for issue        split       restructuring
                   --------------  --------  ------------  --------------  -------------
       ISS               For         For          CBC            For             CBC
    BlackRock            For         For          N/A            N/A             N/A
    JPMorgan           For MP       For MP        CBC           For MP           CBC
AllianceBernstein        For         CBC          CBC            N/A             N/A
   Rittenhouse         For MP      For MP**      For(8)        Against           CBC
 Davis Advisors          For          For         CBC            CBC             CBC
   Lord Abbett           N/A          MR           MR            MR              MR
     Lazard              For        For MP      For MP(9)      For MP            N/A
  Loomis Sayles        For MP       For MP   Follows Glass       N/A             CBC
                                                 Lewis
       JWS               For        For(10)      For(11)       For(10)           CBC
       NWQ               For          For         CBC            For             CBC
      Fayez              For          For     Follows ISS        For        Follows ISS
     Marsico             MR           MR           MR             MR             MR
       CCM             For MP       For MP       For MP         For MP           CBC
       NFJ             For MP       For MP       For MP         For MP           CBC
    Delaware           For MP       For MP        CBC           For MP           For
      Kayne              For         For      Follows ISS    Follows ISS     Follows ISS

                                               Requiring SH
                                               ratification
                                                 of blank
                    Increasing                    check
                    the number                  preferred    Authorizing   Authorizing
                        of        Creating a   stock issues  the creation   preferred
                    authorized   new class of   for other      of blank     stock with
                   blank check   common stock  than general     check      reasonable,
                    preferred   with superior   corporate     preferred     specified
                      shares    voting rights     purposes      stock         rights
                   -----------  -------------  ------------  ------------  -----------
       ISS             CBC         Against          For        Against(7)      N/A
    BlackRock          N/A           N/A            N/A           N/A          N/A
    JPMorgan           CBC           N/A            For        Against(8)      For
AllianceBernstein    Against       Against          N/A         Against        N/A
   Rittenhouse       Against       Against          For         Against        N/A
 Davis Advisors        CBC         Against          N/A           CBC          For
   Lord Abbett         N/A           N/A            N/A           N/A           N/A
     Lazard          Against         CBC            For         Against     For MP(10)
  Loomis Sayles        CBC           N/A            For       Against(10)       N/A

       JWS           Against       Against        Against         CBC        CBC(12)
       NWQ             CBC         Against          For        Against(8)      N/A
      Fayez        Follows ISS     Against          For         Against        N/A
     Marsico           MR            MR             MR            MR           MR
       CCM           Against       Against          For         Against      For(10)
       NFJ             N/A         Against          For         Against      For(10)
    Delaware         Against       Against          N/A       Against(8)       For
      Kayne        Follows ISS     Against          For       Against(10)  Follows ISS

** Provided split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

----------
(7)  Will vote for if shares can't be used as a takeover defense.

(8)  Will vote against if the number of shares (post-increase) is excessive.

(9)  As long as not related to anti-takeover measures.

(10) Will vote for where company states that the stock will not be used as a takeover defense or carry superior voting rights.

(11) If not an anti-takeover measure and if not greater than 5 times number currently outstanding.

(12) Votes for MP to increase authorized preferred stock or to create new classes of preferred stock; also votes for the elimination of classes of preferred stock.

                GENERAL GUIDELINES FOR COMPENSATION AND BENEFITS


                                       Submitting     Retirement
                                      golden & tin   benefits for   SHP to limit
                     Compensation    parachutes for     outside    executive and
                        plans       SH ratification    directors    director pay
                   ---------------  ---------------  ------------  -------------
       ISS               CBC              For             N/A           CBC
    BlackRock      Follows ISS(13)        N/A           Against         N/A
     JPMorgan            CBC              N/A             N/A           CBC
AllianceBernstein        N/A            For(15)           N/A         Against
  Davis Advisors         CBC              For           Against         CBC
   Rittenhouse           CBC            N/A(16)           N/A           CBC
   Lord Abbett          For MP            N/A             N/A           N/A
      Lazard             For              N/A             N/A         Against
  Loomis Sayles          CBC            For SHP           N/A           CBC

       JWS               For              For           For(17)       Against
       NWQ               CBC              For             N/A           CBC
      Fayez          Follows ISS          For             N/A         Follows
     Marsico              MR              MR               MR           MR
       CCM               CBC            For(19)           N/A         Against
       NFJ               CBC            For(21)           N/A         Against
     Delaware            CBC              For           Against       Against
      Kayne        Follows ISS(23)        For           Against     Follows ISS

                    Employee stock  Implementing     Paying
                     purchase or      a 401(k)      outside       Further
                   ownership plans     savings     directors   disclosure of
                    that apply to     plan for      only in    executive and
                    all employees     employees      stock      director pay
                   ---------------  ------------  -----------  -------------
       ISS               CBC             For          N/A           For
    BlackRock            For             N/A        Against       Against
     JPMorgan           For(14)          For          N/A         For SHP
AllianceBernstein        CBC             N/A        Against         For
  Davis Advisors         For             For          CBC           For
   Rittenhouse           For             For          N/A         CBC SHP
   Lord Abbett           N/A             N/A          N/A           N/A
      Lazard             For             N/A          N/A         Against
  Loomis Sayles     Follows Glass        For          N/A         For SHP
                        Lewis
       JWS             For(18)           CBC          CBC       Against SHP
       NWQ               CBC             For          N/A           For
      Fayez          Follows ISS         For          N/A           For
     Marsico              MR             MR            MR            MR
       CCM            For MP(20)       For MP         N/A       Against SHP
       NFJ            For MP(22)       For MP         N/A       Against SHP
     Delaware            CBC             For        Against       For SHP
      Kayne          Follows ISS         For      Follows ISS   Follows ISS

----------
(13) If ISS's recommendation is based solely on whether the company's compensation plan satisfies the allowable cap that ISS calculates. If ISS's recommendation is based on additional factors, examines the proposed compensation plan.

(14) Votes for plans with an offering period of 27 months or less and voting power dilution is 10% or less; otherwise, votes against.

(15) Once they have been negotiated by management.

(16) Vote for SHP to have golden and tin parachutes eliminated.

(17) Against all SHP to interfere with director compensation.

(18) Should not exceed 10% of the number of shares outstanding.

(19) Vote for MP to limit golden parachutes; vote against SHP to limit golden parachutes.

(20) As long as the plan does not permit a discount greater than 15%.

(21) Vote for MP to limit golden parachutes; vote against SHP to limit golden parachutes.

(22) As long as the plan does not permit a discount greater than 15%.

(23) If dilutive effect to existing shareholders of stock compensation plan is reasonable, vote may differ from the ISS recommendation.

           GENERAL GUIDELINES FOR STATE OF INCORPORATION, MERGERS AND
                             CORPORATE RESTRUCTURING




                      Opting in
                        or out         Changing
                       of state       Company's
                       takeover        state of    Reincorporation   Mergers and
                       statutes     incorporation  outside of U.S.  Acquisitions
                   ---------------  -------------  ---------------  ------------
       ISS               CBC             CBC             N/A             CBC
    BlackRock            N/A             N/A             N/A             N/A
     JPMorgan            CBC             CBC           Against           CBC
AllianceBernstein        CBC             CBC             CBC             CBC
  Davis Advisors         CBC             CBC             CBC             CBC
   Rittenhouse           CBC             CBC             N/A             CBC
   Lord Abbett           N/A             N/A             N/A             N/A
      Lazard             N/A             N/A             N/A             CBC
  Loomis Sayles          CBC             CBC             N/A             CBC
       JWS             Against         For(24)         Against           CBC
       NWQ               CBC             CBC             N/A             CBC
      Fayez          Follows ISS     Follows ISS         N/A         Follows ISS
     Marsico             MR              MR               MR              MR
       CCM         For (opting out     CBC(25)           N/A             CBC
                        only)
       NFJ               CBC           CBC(26)           N/A             CBC
     Delaware            CBC             CBC             N/A             CBC
      Kayne          Follows ISS     Follows ISS     Follows ISS     Follows ISS

                                                            Allowing the board
                                                               to consider
                                                             non-shareholder
                                                Proposal     constituents or
                                                   to      other non-financial
                                               change the     effects when
                     Corporate     Rights of    company's     evaluating a
                   Restructuring   Appraisal      name       business change
                   -------------  -----------  ----------  -------------------
       ISS              CBC           For          For             N/A
    BlackRock           N/A           N/A          For             N/A
     JPMorgan           CBC           For          For           Against
AllianceBernstein       CBC           N/A          N/A           Against
  Davis Advisors        CBC           For          For             N/A
   Rittenhouse          CBC           For          For             N/A
   Lord Abbett          N/A           N/A          N/A             N/A
      Lazard            CBC           N/A           MR             N/A
  Loomis Sayles         CBC           For          For             N/A
       JWS              CBC           CBC      For MP(23)          CBC
       NWQ              CBC           For          For             N/A
      Fayez         Follows ISS       For          For             N/A
     Marsico             MR            MR           MR              MR
       CCM              CBC       Against SHP    For MP          Against

       NFJ              CBC       Against SHP    For MP          Against
     Delaware           CBC           For          For           Against
      Kayne         Follows ISS       For          For         Follows ISS

----------
(24) Unless it is an anti-takeover measure.

(25) Votes against reincorporation in a state with more stringent anti-takeover and related provisions.

(26) Votes against reincorporation in a state with more stringent anti-takeover and related provisions.

APPENDIX 2 -- SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES

THE FOLLOWING NARRATIVES AND BULLET POINTS SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION PRESENTED IN THE PRECEDING CHART

     INSTITUTIONAL SHAREHOLDER SERVICES, INC.(SM) ("ISS") - ISS is an independent proxy voting service. A number of the Sub-Advisers, as noted below, have hired ISS to review proxy proposals and make voting recommendations. While ISS is often asked to make such recommendations based on the Sub-Adviser's own guidelines, ISS has also developed its own guidelines that Advisers can elect to utilize.

ISS GENERALLY RECOMMENDS VOTING FOR:

     -    Management Proposal ("MP") to reduce the par value of common stock.

     - Environmental or social reports (1) on the level of greenhouse gas emissions, (2) outlining vendor standards compliance, (3) on a company's involvement with space based weaponization, (4) on a company's efforts to diversify the board, (5) on affirmative action initiatives, and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

ISS GENERALLY RECOMMENDS VOTING AGAINST:

     - Shareholder Proposal ("SHP") to impose a mandatory retirement age for outside Directors.

     - Proposals that provide the only continuing Directors may elect replacements to fill board vacancies.

     -    Dual class exchange offers and dual class recapitalizations.

     - Environmental and social proposals (1) that completely phase out genetically modified ingredients from a company's products, (2) asking companies to report on the health and environmental effects of genetically modified ingredient, (3) asking companies to report on its policies aimed at curtailing gun violence in the U.S., (4) seeking stronger product warnings, (5) seeking prohibition of investment in tobacco equities, (6) asking a company to affirm political nonpartisanship in the workplace, (7) to report or publish in newspapers the company's political contributions, (8) disallowing the company from making political, (9) requesting reports on foreign military sales or offsets, (10) seeking information on the diversity efforts of suppliers and service providers, and (11) to extend company benefits to or eliminate benefits from domestic partners.

ISS GENERALLY RECOMMENDS VOTING ON A CASE-BY-CASE BASIS:

     -    SHP that seek preemptive rights.

     -    Creation of a tracking stock.

     -    MP to reprice stock options.

     -    Proposals to cancel or ratify golden or tin parachutes.

     -    Environmental or social proposals not already mentioned.

     BLACKROCK INVESTMENT MANAGEMENT, LLC ("BLACKROCK") - BlackRock makes proxy voting decisions that it believes are solely in the best interests of its clients. BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. BlackRock has formed a Proxy Voting Committee to address proxy voting issues. The Committee will be chaired by the Chief Investment Officer of BlackRock and will consist of portfolio managers and investment analysts who are representative of various divisions of BlackRock. No BlackRock employee whose responsibilities relate primarily to marketing or sales may serve as a member of the Committee, and the Committee's membership shall be limited to full-time employees of BlackRock. The Committee will vote by following the guidelines that it has established. However, the Committee will analyze each proxy individually in order to ensure that it is voting in the best interests of the client. When a material issue is involved in voting a proxy and the issuer is an affiliate of BlackRock, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise it on how to vote or to cast the vote for it. The Committee has also hired ISS to assist it. The services provided by ISS include in-depth research, voting recommendations, vote execution, and record keeping.

BLACKROCK GENERALLY VOTES FOR:

     -    Proposals seeking election of supervisory board members.

     - Proposals to allow a board of directors to delegate powers to committees.

     -    Proposals to elect account inspectors.

     -    Proposals seeking authorization to fix the remuneration of auditors.

     -    Approving internal statutory auditors.

     - Proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years.

     - Proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights.

     - Proposals to denominate or authorize denomination of securities or other obligations or assets in Euros.

     -    Proposals designating two shareholders to keep minutes of the meeting.

     - Proposals concerning accepting or approving financial statements and statutory reports.

     - Proposals approving the discharge of management and the supervisory board.

     -    Proposals approving the allocation of income and dividends.

     - Proposals seeking authorization to file required documents/other formalities.

     - Proposals to authorize the corporate board to ratify and execute approved resolutions.

     -    Proposals electing a chair of the meeting.

     -    Proposals to permit "virtual" shareholder meetings over the Internet.

BLACKROCK GENERALLY VOTES AGAINST:

     - Proposals seeking additional representation of women and/or minorities to a board of directors.

     -    Proposals to require a mandatory retirement age for directors.

     -    Proposals to reprice stock options.

     - Proposals seeking authorization to issue shares without preemptive rights.

     - Proposals that seek authority to act on "any other business that may arise."

     -    Proposals to require rotating the sites for shareholder meetings.

     - Proposals that seek to limit corporate conduct because of environmental or social concerns.

     - Proposals that seek to require companies to report on environmental or social concerns.

     JPMORGAN INVESTMENT MANAGEMENT INC. ("JPMORGAN") - Generally, JPMorgan's proxy voting policies are designed with the uniform objective of encouraging corporate action that enhances shareholder value. To accomplish this goal, JPMorgan has adopted guidelines that were developed and approved by its Proxy Committees. A Proxy Committee and a Proxy Administrator (a JPMorgan professional) have been selected for each global location where proxy voting decisions are made. The Committees will consist of the Proxy Administrator for that region and senior officers from among the investment, legal, compliance, and risk management departments. The Proxy Administrators are charged with oversight of the proxy voting procedures and the entire proxy voting process. Additionally JPMorgan, may, but shall not be obliged to, retain the services of an independent proxy voting service to assist it in the proxy voting process.

     In the event that a JPMorgan investment professional makes a voting recommendation in connection with an "Override" (issues not covered by the guidelines, issues requiring a case-by-case determination, or a vote contrary to the guidelines) he or she must provide the appropriate Proxy Administrator with written certification that he or she received no communication in regard to the proxy that would violate any of JPMorgan's policies, received no communications that would suggest the existence or an actual or potential conflict between JPMorgan's interests and that of its clients, and that he or she was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the client's interests. This certification must also contain an analysis supporting the "Override" recommendation.

     JPMorgan has adopted policies and procedures to address material conflicts of interest that may arise between JPMorgan's interests and those of its clients. JPMorgan has adopted a Safeguard Policy and established formal informational barriers designed to restrict the flow of information from JPMorgan Chase's securities, lending, investment banking, and other divisions to JPMorgan investment professionals. These informational barriers include computer firewalls, the establishment of separate legal entities, and the physical separation of employees from separate business divisions. Material conflicts of interest are also avoided by voting in accordance with the guidelines as pre-determined by the Proxy Committees. When an "Override" vote occurs and a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. In the event that they find an actual conflict, they will decide how to vote the proxy. Additionally, in the course of addressing a material conflict, JPMorgan may elect to take one or more of the following measures, or other appropriate action: removing or "walling off" certain personnel from the proxy voting process, voting in accordance with the guidelines, or deferring the vote to an independent voting service.

     Because the regulatory framework and the business cultures and practices vary from region to region of the world, JPMorgan has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America, and South America (3) Asia (excluding Japan), and (4) Japan. Only the North American guidelines are summarized here and in the chart.

JPMORGAN GENERALLY VOTES FOR:

     -    Proposals to limit the size of the board to 15 members.

     -    Creation of an independent nominating committee.

     -    Proposals to adjourn meetings when votes are not sufficient.

     - Proposals to allow shareholders to bring up "other matters" at shareholder meetings.

     -    SHP requesting that companies disclose the names of SH proponents.

     -    MP to reduce the par value of common stock.

     - Cash and cash-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     -    SHP to expense fixed-price options.

JPMORGAN GENERALLY VOTES AGAINST:

     - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     -    SHP to include non-management employees on the board.

     - Proposals to increase the number of authorized shares of a class of stock that has superior voting rights.

     -    Repricing stock options.

     - Proposals requiring executives to hold the stock received upon option exercise for a specified period of time.

JPMORGAN GENERALLY VOTES ON A CASE-BY-CASE BASIS:

     - Proposals that require companies to seek shareholder approval before placing 10% or more of the voting stock with a single investor.

     -    SHP for performance pay.

     -    Proposals to ratify or cancel golden or tin parachutes.

     -    All proposals related to environmental and social issues.

ALLIANCEBERNSTEIN L.P. ("ALLIANCEBERNSTEIN") - AllianceBernstein has a Proxy Committee that consists of senior investment professionals and a member of its Legal and Compliance Department. The Proxy Committee will review the Proxy Voting Policies and Procedures at least annually. AllianceBernstein also subscribes to the corporate governance and proxy research services of ISS.

     In order to avoid any perceived conflict of interest, AllianceBernstein has established procedures for use when a potential material conflict of interest is encountered to ensure that voting decisions are based on the client's best interest and are not the product of conflict. In general, the vote will be cast in conformity with the Proxy Voting Policies and Procedures. When the policy states that a vote will be on a case-by-case basis, the Policy provides criteria to guide the vote. If the criteria do not clearly decide the vote, a member of the Proxy Committee will make the voting decision in accordance with AllianceBernstein's basic principal of increasing the value of the securities in its clients' accounts, and the voting rationale will be clearly documented. AllianceBernstein also has procedures to review proposed votes.

ALLIANCEBERNSTEIN GENERALLY VOTES FOR:

     - MP to change the board structure or amend the articles of incorporation.

     -    SHP to submit options repricing to a shareholder vote.

     -    SHP to expense stock options.

     -    SHP to exclude pension income from performance based compensation.

     - Proposals requiring a company to amend its Equal Opportunity Employment policies to specifically reference sexual orientation.

ALLIANCEBERNSTEIN GENERALLY VOTES AGAINST:

     - MP to allow management to act on issues raised by shareholders at a meeting.

     - SHP to require mandatory holding periods after the exercise of executive stock options.

     -    SHP to require two candidates for each board seat.

ALLIANCEBERNSTEIN GENERALLY VOTES ON A CASE-BY-CASE BASIS:

     -    MP to take advantage of NYSE controlled company exemption.

     -    MP to eliminate preemptive rights.

     -    SHP to permit open access to the proxy.

     - SHP to require all or a portion of stock options granted to executives to be based on performance.

     -    Social, environmental, and political issue proposals.

     RITTENHOUSE ASSET MANAGEMENT, INC. ("RITTENHOUSE") - Rittenhouse has assigned oversight of the proxy voting process to the Corporate Governance Committee. The Committee grants authority to staff members to vote proxies in accordance with the guidelines they have developed. The Corporate Governance Committee retains the authority to deliberate and provide voting direction on contentious issues.

     The Corporate Governance Committee shall meet periodically to review the proxy voting process and evaluate whether there are any material conflicts of interest. In determining whether there is a material conflict of interest, the Corporate Governance Committee shall evaluate the facts and circumstances of the situation and the relationship between Rittenhouse and its directors, officers and employees, and the issuer and its directors, officers and employees. In particular, Rittenhouse will consider the overall materiality of any fees paid by a corporate client to Rittenhouse and relationships among directors, officers and employees of Rittenhouse (and their close relatives) and officers, directors, candidates for director of the issuer and named participants in a proxy contest. If an issuer is a client of Rittenhouse that accounts for more than 5% of Rittenhouse's annual revenues, such relationship will be deemed to raise material conflicts of interest with respect to such issuer's proxies. Holdings by members of the Corporate Governance Committee (and their close relatives) in securities of an issuer of less than 5% of such issuer's outstanding securities will be deemed not to raise material conflicts of interest; personal holdings of 5% and above will be evaluated on a case-by-case basis. In addition, members of the Corporate Governance Committee are required to report to the other members of the Committee if they have been lobbied by a Rittenhouse officer or employee on a proxy voting matter, so the Committee can evaluate whether a conflict exists with respect to that director or employee and whether that conflict could affect the Committee's decision.

     Although Rittenhouse has affiliates that provide investment advisory, broker-dealer, or other financial services, it does not generally receive non-public information about the business arrangements of such affiliates (except in limited circumstances such as with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, Rittenhouse is unable to consider such information in its process of determining whether there are material conflicts of interest.

     Unless the Corporate Governance Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, proxies shall be voted in a manner consistent with the guidelines set forth below and in the preceding chart. Where a material conflict of interest has been identified and the matter is addressed in the Guidelines, the proxies shall be voted in accordance with the Guidelines. Where a material conflict of interest has been identified and the matter is not covered in the Guidelines, the Corporate Governance Committee shall follow the recommendation of, or delegate voting to, a third party proxy service provider, or disclose the conflict to the client and advise the client that its securities will be voted upon the client's written direction.

Rittenhouse generally votes for

     -    Expensing the cost of stock options

     - Disclosure reports that seek additional information on environmental, energy and employment discrimination concerns when it appears that companies have not already adequately addressed the issue

Rittenhouse generally votes against

     -    Dual class exchange offers and dual class recapitalizations

     -    To create preemptive rights

     -    Golden and tin parachutes

Rittenhouse generally abstains from voting:

     - Approving any other business that may come before the board and was not described in the proxy statement

Rittenhouse generally votes on a case-by-case basis:

     -    Creation of tracking stock

     DAVIS SELECTED ADVISERS, L.P. ("DAVIS SELECTED") votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

GUIDING PRINCIPLES

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:

(a) Shareholder-Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner-oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long-standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors' Proxy Procedures and Policies provide additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

CONFLICTS OF INTEREST

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

     (2) Davis Advisors may disclose the conflict to the client and the client's consent prior to voting the proxy;

     (3)  Davis Advisors may obtain guidance from an independent third party;

     (4)  The potential conflict may be immaterial; or

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

     LORD, ABBETT & CO. LLC ("LORD ABBETT") - Lord Abbett has a Proxy Committee that is responsible for establishing voting policies and for the oversight of the proxy voting process. The Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Lord Abbett has also retained ISS to analyze proxy issues and recommend voting and to provide assistance in the administration of the proxy voting process, including maintaining complete proxy voting records.

     Because Lord Abbett conducts only one business, managing the investment portfolios of clients, they expect the incidence of a potential conflict of interest to be quite limited. If such a conflict does arise, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by the policies, follow the recommendation of ISS.

     Lord Abbett will generally vote in accordance with management's recommendations.

LORD ABBETT GENERALLY VOTES FOR:

     -    "Chewable Pill" provisions.

LORD ABBETT GENERALLY VOTES AGAINST:

     - In large-cap companies, plans that promote short-term performance at the expense of longer-term objectives.

LORD ABBETT GENERALLY VOTES AS MANAGEMENT RECOMMENDS:

     -    Proposals related to social issues.

     LAZARD ASSET MANAGEMENT LLC ("LAZARD") - As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

     Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

     This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. RESPONSIBILITY TO VOTE PROXIES

     Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C. GENERAL ADMINISTRATION

     1. OVERVIEW

     Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal / Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal / Compliance Department must be present at all Proxy Committee meetings.

     2. ROLE OF THIRD PARTIES

     To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

     ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

     3. VOTING PROCESS

     Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

     Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

     In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

     ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. SPECIFIC PROXY ITEMS

     Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

     1. ROUTINE ITEMS

     Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

     -    routine election or re-election of Directors;

     - appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

     -    issues relating to the timing or conduct of annual meetings; and

     -    name changes.

     2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

     Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

          A. BOARD OF DIRECTOR AND ITS COMMITTEES

     Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

          - FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

          - FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

          - ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

          - FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

          - FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

          - FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

          - ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

          - AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

          - AGAINST shareholder proposals seeking union or special-interest representation on the Board;

          - AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

          - ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

          - AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

          - AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

          B. ANTI-TAKEOVER MEASURES

     Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

          - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

          - ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

          - AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

          -    AGAINST "blank check" preferred stock; and

          - ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

          C. CONDUCT OF SHAREHOLDER MEETINGS

     Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

          -    AGAINST proposals to adjourn meetings;

          - AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

          -    FOR proposals providing for confidential voting;

          - AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

          - AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

          -    ON A CASE-BY-CASE BASIS on changes to quorum requirements.

          3. CHANGES TO CAPITAL STRUCTURE

     Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

          - FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

          -    FOR stock splits and reverse stock splits;

          - ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

          - ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

          - FOR management proposals to adopt or amend dividend reinvestment plans;

          - AGAINST changes in capital structure designed to be used in poison pill plans; and

          - ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

     4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

     Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

          -    ON A CASE-BY-CASE BASIS regarding all stock option plans;

          - AGAINST restricted stock plans that do not involve any performance criteria;

          -    FOR employee stock purchase plans;

          -    ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

          -    FOR deferred compensation plans;

          -    AGAINST proposals to approve executive loans to exercise options;

          -    AGAINST proposals to re-price underwater options;

          - ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

          - AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

     5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

     Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

     6. SOCIAL AND POLITICAL ISSUES

     Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

     Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.

E. VOTING NON-U.S. SECURITIES

     Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST

     1. OVERVIEW

     Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

     Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

     - Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

     - Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

     - Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

     - A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

     2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

     All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

     ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LF&Co. and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

     Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

     3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

     Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

          A. WHERE APPROVED GUIDELINE IS FOR OR AGAINST

     Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

     If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

          B. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

     In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

     If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G. REVIEW OF POLICY

     The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

POLICY:

     As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy. LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

PROCEDURES:

     Administration and Implementation of Proxy Voting Process. LAM's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to LAM's Chief Operating Officer. Oversight of the process is provided by LAM's Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

     LAM's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with LAM's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

     Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

     Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services ("ISS"). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS's Proxy Advisor Service.

     Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM's Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund's annual and semi-annual report to shareholders and in its Statement of Additional Information ("SAI"), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC's website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

     LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS SAYLES") - Loomis Sayles has established a Proxy Committee composed of representatives of the equity research department, the legal and compliance department, and other employees as needed. The Proxy Committee must review the Proxy Voting Policies and Procedures at least annually. Loomis Sayles uses the services of third party Proxy Voting Services to research and administer its votes on proxies. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

     Loomis Sayles has established several policies to ensure that proxies are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in its Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review of any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to the conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

LOOMIS SAYLES GENERALLY VOTES FOR:

     -    MP to reduce the par value of common stock.

     - Proposals for Omnibus Budget Reconciliation Act ("OBRA") compensation plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     - Amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     - Cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

     -    Proposals that request expensing of stock options.

LOOMIS SAYLES GENERALLY VOTES AGAINST:

     -    Dual class exchange offers and dual class recapitalizations.

     - Stock option plans which expressly permit the repricing of underwater options.

     -    Proposals to make all stock options performance based.

     - Stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

     - Proposals to link all executive or director variable compensation to performance goals.

LOOMIS SAYLES GENERALLY VOTES ON A CASE-BY-CASE BASIS:

     - Proposals to amend existing OBRA plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) of OBRA.

     -    Proposals to ratify or cancel golden or tin parachutes.

     -    Proposals concerning all proxy contest defenses.

     -    SHP seeking preemptive rights.

     -    Spin-offs.

     -    Asset sales.

     -    Liquidations.

     -    Election of mutual fund trustees.

     -    Mutual fund investment advisory agreements.

     -    Proposals to amend mutual fund fundamental investment restrictions.

     -    Mutual fund distribution agreements.

LOOMIS SAYLES GENERALLY FOLLOWS THE RECOMMENDATION OF THE PROXY VOTING SERVICE
ON:

     - Social and environmental issue proposals (the Committee may decide to vote on a case-by-case basis if the Committee determines that a particular proposal could have a significant impact on an industry or an issuer).

     -    Compensation plans including stock option and retirement plans

     J. & W. SELIGMAN & CO. INCORPORATED ("SELIGMAN") - Under the supervision of Seligman, one or more independent third parties votes proxies of portfolio companies based on Seligman's criteria of what is in the best financial interests of each advisory account. In the case of social and political responsibility issues, which do not involve financial considerations, it is not possible to fairly represent the diverse views of Seligman's advisory accounts and, thus, Seligman's policy generally is to abstain from voting on these issues, unless an advisory account has provided other instructions. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

     The Proxy Voting Process. Proxies for securities held in the advisory account's portfolios will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to guidelines (the "Seligman Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A brief description of the Seligman Guidelines can be found below.

     The Committee was established to set policy and the Seligman Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's General Counsel and Chief Financial Officer.

     Seligman subscribes to a service offered by an independent third party which assists in the tracking, voting and recordkeeping of proxies and provides research on the proposals to be acted upon at shareholder meetings of most of the companies for which securities are held.

     Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman or its affiliates. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

     Deviations from Seligman Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of its advisory accounts to vote in accordance with the Seligman Guidelines on a particular issue and that certain situations require a deviation from the Seligman Guidelines. Seligman's policies require a member of the Committee to approve any deviation from the Seligman Guidelines. Furthermore, a majority of the Committee's members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

     Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee's members must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List by. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Seligman Guidelines and for those proposals requiring a case-by-case evaluation.

     Seligman Guidelines Summary. The Seligman Guidelines are briefly described as follows:

     1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

     2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

     3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

     4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.

     5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

     6. Seligman will withhold voting for the entire board of directors (or individual directors, as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

     7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

     8.   Seligman will vote for proposals to effect stock splits.

     9. Seligman will vote for proposals authorizing share repurchase programs.

     10. Seligman will vote against authorization to transact unidentified business at the meeting.

     11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

     12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

     13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

     14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

     Currently, Seligman has entered into ongoing arrangements to disclose the Portfolio's portfolio holdings prior to the public disclosure of such information with the following third party research providers: FactSet and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Portfolio's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office and administrative services provided by SSBT and the Institutional Shareholder Services Inc. in connection with proxy voting.

     All of the above mentioned disclosures are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Portfolio's portfolio holdings pursuant to these arrangements.

     NWQ INVESTMENT MANAGEMENT COMPANY, LLC ("NWQ") - NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ. NWQ has established a Proxy Voting Committee to oversee the proxy voting process. Unless the Proxy Voting Committee determines otherwise, proxies will be voted in manner consistent with the proxy voting guidelines established by ISS.

     Where any material conflict of interest has been identified and the matter is covered by the ISS Guidelines, the proxy will be voted in accordance with the Guidelines. Where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote (including the basis for such determination) to the investment company client's Board or its designated committee.

     FAYEZ SAROFIM & CO. ("FAYEZ") - Fayez has adopted the policy of voting all proxies in accordance with its best judgment concerning the economic long-term best interest of the client owning the securities. Specifically, Fayez relies on the business judgment of the Issuer's management and directors and the fiduciary responsibilities that the Issuer's directors have with respect to the Issuer's securities. However, each of management's proposals are reviewed individually and, if Fayez ascertains that the recommendation is not in the shareholders' best interest, the recommendation will not be followed in voting the proxies.

     Additionally, Fayez retains ISS to provide the following with respect to the voting of proxies: (i) analyses of proposals, (ii) vote recommendations,
(iii) vote execution services and (iv) record keeping services. For each particular proxy voted, the Fayez analyst responsible for research coverage of that area will review the proxy statement. The review includes, but is not limited to, consideration of the ISS analyses and the ISS vote recommendations. The analyst then decides how the proxy should be voted. If the analyst's determination differs from the ISS recommendation, the analyst must submit a written explanation of his decision, which is then reviewed and accepted by a member of the Sarofim Investment Adviser's Investment Committee. Should the member of the Committee agree with the analyst, the analyst's vote and recommendation is binding. If the Committee member disagrees with the analyst, the matter is considered by the Committee as a whole. The Investment Committee's decision is final and binding. No one involved in the consideration process may be an Interested Person.

     MARSICO CAPITAL MANAGEMENT, LLC ("MCM") - It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

- MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

- In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.

- MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

- In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. In other cases, MCM might use other procedures to resolve an apparent material conflict.

- MCM may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

- MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

DEFINITIONS

     By "best interests of MCM's clients," MCM means clients' best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interests are generally uniform.

     By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer, other proponent of a proposal, or a closely affiliated entity, or other circumstances in which MCM may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer, other proponent of a proposal, or a closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or another BAC subsidiary, or when MCM has actual knowledge that MCM or BAC or another BAC subsidiary may have a significant interest in the subject matter or outcome of a proxy vote.

     A material conflict of interest ordinarily does not exist when BAC or a BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.

PROCEDURES: MCM INVESTS IN COMPANIES WITH MANAGEMENT TEAMS THAT SEEK SHAREHOLDERS' BEST INTERESTS, AND USUALLY VOTES PROXIES WITH MANAGEMENT RECOMMENDATIONS

     MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors). Therefore, when portfolio companies issue proxy proposals, MCM usually votes the proxies with management recommendations, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interests of MCM's clients.

     In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. For example, in some circumstances, certain proxy proposals or recommendations by management, shareholders, or other proponents -- such as, without limitation, proposals that would effect changes in corporate governance relating to anti-takeover measures, board election requirements, director qualifications, shared board and management responsibilities, capitalization changes, compensation programs, or other matters - could present circumstances in which management recommendations may not appear as closely aligned with shareholder interests as MCM in its sole discretion may deem desirable. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on MCM's analysis if in MCM's view such a vote appears consistent with the best interests of clients. As further examples, in MCM's sole discretion, it may vote against a management recommendation in order to, without limitation, support a shareholder proposal favoring safeguards against potential overreaching by management or enhancements of shareholder control that MCM believes are reasonable or appropriate, or vote against management in order to oppose management proposals that are not shareholder-friendly in MCM's view.

     MCM periodically reassesses its views of the management teams of the companies that it invests in for clients. A decision to vote against a particular management recommendation or to otherwise abstain or take no action on a proxy proposal does not necessarily signal a departure from MCM's general view that a management team is serving the best interests of shareholders. If MCM concludes, in its sole discretion, that a company's management team no longer appears to be serving shareholders' best interests, MCM may take any action it deems appropriate, including, without limitation, awaiting further developments, voting against selected management recommendations, or selling shares of the company.

PROCEDURES: USE OF AN INDEPENDENT SERVICE PROVIDER

     MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions that include, without limitation, voting proxies for MCM in accordance with MCM's instructions based on MCM's Proxy Voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To avoid the possibility that MCM's proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM generally does not cause such a service provider to vote proxies for MCM based on the service provider's recommendations (although MCM may do so in certain circumstances discussed in "Alternative Procedures for Potential Material Conflicts of Interest" below).

PROCEDURES: VOTING/ABSTENTION/NO ACTION/OTHER EXCEPTIONS

     MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM's Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM's ability to vote or otherwise process proxies may be limited by many factors, including MCM's dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

     MCM may process some proxies without voting them, such as by making a decision to abstain or take no action on such proxies (or on certain proposals within such proxies). For example, if MCM has decided to sell the shares of a company, MCM generally may abstain from voting proxies or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by the client or by a previous adviser), MCM generally may choose to abstain or take no action on the proxies because the related shares may not be retained in the account for a substantial period of time. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM).

     MCM may abstain or take no action on proxies (or on certain proposals within such proxies) in other circumstances. MCM may determine, for example, that abstaining or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain or take no action when voting may not be in the best interests of clients in MCM's view, or as an alternative to voting with (or against) management.

     The procedures in this policy generally apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

     In certain circumstances, such as when the issuer or other proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

     MCM seeks to vote or otherwise process proxies in the best interests of its clients, and believes that any potential conflict of interest would not actually affect MCM's voting of the proxies.

     Nevertheless, when MCM is aware that a material conflict of interest (as defined in section 3.a. and 3.b. above) between MCM's interests and clients' interests may appear to exist, MCM generally will, to avoid any appearance concerns, follow an alternative procedure rather than vote or otherwise process ballots in accordance with its own determinations. Such an alternative procedure generally would involve either:

(i) Directing an independent service provider to cause the proxies of those MCM client accounts that MCM is responsible for processing to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders if the service provider indicates it can do so; or

(ii) Directing the proxies of those MCM client accounts that MCM is responsible for processing to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure will only be used if it can be determined that the independent service provider appears able to make such recommendations and vote in an impartial manner. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate that the service provider faces no conflict of interest with respect to the vote, or (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm's relationship with the proxy issuer or other persons and certify that the service provider has taken steps to ensure that no actual conflicts exist.

     MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

     In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

(i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies;

(ii) Abstaining or taking no action on the proxies; or

(iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

VOTING BY CLIENT INSTEAD OF MCM

     An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests or other client-specific considerations.

     MCM generally cannot implement client proxy voting guidelines (and may instead encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's policy or with MCM's vote-by-vote analysis.

     MCM generally may abstain or will take no action on proxy votes relating to legal proceedings such as shareholder class actions or bankruptcy proceedings, or may refer such votes to clients.

PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

     MCM's Client Services staff has primary responsibility for implementing MCM's Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters. Members of MCM's Investment staff, such as security analysts generally review proxy proposals as part of their ongoing assessment of companies.

RECORDKEEPING

     MCM or a service provider maintains, in accordance with Rule 204-2 under the Investment Advisers Act:

(i)  Copies of all proxy voting policies and procedures;

(ii) Copies of proxy statements received (unless maintained elsewhere as described below);

(iii) Records of proxy votes cast on behalf of clients;

(iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

(v)  Written client requests for proxy voting information, and

(vi) Written responses by MCM to written or oral client requests.

     MCM will document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM's Client Services Department also documents certain other non-routine proxy voting issues, including: (1) the basis for any decision in which MCM determines to vote against a management recommendation that does not involve general matters relating to corporate governance issues discussed in section 5 above; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management recommendation.

     MCM will not document other, more routine instances in which it may take certain actions with respect to a particular proxy, including certain situations identified in this Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions to vote against general corporate governance issues, or to abstain or take no action on proxies in circumstances when foreign issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, when MCM has sold or determined to sell a security, when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or in other routine situations identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM's control, such as in certain situations addressed in section 8 above.

     MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

     MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

     All proxy-related records will be maintained in an easily accessible place for five years (and at an appropriate office of MCM or a service provider for the first two years).

AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

     MCM will initially inform clients of this policy and provide information regarding how a client may learn of MCM's voting record for the client's securities through summary disclosure in Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide the client with a copy of this Proxy Voting policy. Reports describing how MCM voted proxies for the client during the period since this policy was adopted are also available upon request.

     NFJ INVESTMENT GROUP L.P. AND CADENCE CAPITAL MANAGEMENT LLC ("NFJ/CCM") - Both companies use the proxy voting policies of their parent company, Allianz Global Investors L.P. ("AGI"). NFJ/CCM will act in a manner that is intended to enhance the economic value of the underlying securities. Each adviser has formed a Proxy Committee to oversee the proxy voting process and to approve and monitor the engagement of third parties for assistance with the proxy voting process.

     In order to prevent potential conflicts between AGI affiliates and AGI group companies, all AGI advisers' maintain separate and distinct investment decision-making processes and guidelines, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All AGI advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which proxies are voted. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each AGI adviser shall designate an employee or a Proxy Committee member to be responsible for addressing how the AGI adviser resolves such material conflicts of interest with its clients.

NFJ/CCM GENERALLY VOTES FOR:

     -    MP to award director fees.

     - MP to reduce the number of authorized shares of common or preferred stock.

     -    MP to eliminate preemptive rights.

     -    MP to reduce the par value of common stock.

     - SHP that require companies to report on their executive retirement benefits.

     -    SHP that votes to abstain not be considered votes cast.

NFJ/CCM GENERALLY VOTES AGAINST:

     -    MP to indemnify the auditors.

     - MP that include pension fund credits in earnings when determining executive compensation.

     -    MP for dual class exchange offers and dual class recapitalizations.

     - MP that relate to the transaction of such other business which may come before the meeting.

     -    SHP to implement a mandatory retirement age for directors.

     - SHP for mandatory director attendance at the shareholders annual meeting.

     - SHP that require companies to adopt full tenure stock holding periods for executives.

     -    SHP to ban future stock option grants to executives.

     -    SHP requesting that stock options be expensed.

     -    SHP to seek preemptive rights.

     - SHP on restrictions that relate to social, political, special interest, or environmental issues.

NFJ/CCM GENERALLY VOTES ON A CASE-BY-CASE BASIS:

     -    Opting out of disgorgement provisions.

NFJ/CCM GENERALLY ABSTAINS FROM VOTING:

     - When the cost of voting would exceed any anticipated benefit to the client.

     -    In countries where there is "share-blocking."

     DELAWARE MANAGEMENT BUSINESS TRUST ("DELAWARE") -

If and when proxies need to be voted on behalf of the Fund, Delaware will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Delaware has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Delaware's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Delaware has contracted with ISS to analyze proxy statements on behalf of the Fund and other Delaware clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Delaware will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

     Delaware has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

DELAWARE GENERALLY VOTES FOR:

     -    SHP asking that a majority or more of directors be independent.

     - Debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     - Proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     - MP to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     - Reports on the level of greenhouse gas emissions from a company's operations and products.

     - Proposals requesting the company to report on its policies and practices related to social, environmental and economic sustainability.

DELAWARE GENERALLY VOTES AGAINST:

     -    Proposals to require a supermajority shareholder vote.

     - Proposals to create a new class of common stock with superior voting rights.

DELAWARE GENERALLY VOTES ON A CASE-BY-CASE BASIS:

     - Mergers and acquisitions, determining whether the transaction enhances shareholder value.

     -    Management compensation plans.

     KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC ("KAYNE") - KAR acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

     KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

     As an integral part of the investment process and where authorized by its clients, the Adviser has the responsibility for voting proxies. To assist in analyzing proxies, the Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.

     KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of our investment clients, KAR will override an ISS recommendation. An appropriate member of senior management will approve the override. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

     To fulfill its fiduciary duty in voting client proxies, the firm ensures that (i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

     To ensure that all proxy votes are cast, the Corporate Actions Department reviews the number of votes cast with the number of shares held by such clients.